Exhibit 10.30


The omitted portions indicated by brackets have been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.



                  CREDIT AGREEMENT, dated as of October 2, 1996, among SPRINT SPECTRUM L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions and entities from time to time parties to this Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower intends to develop and operate a national wireless telecommunications network;

                  WHEREAS, the Borrower has requested the Lenders to make available credit facilities to finance working capital needs, subscriber acquisition costs, capital expenditures and other general partnership purposes of the Borrower and its Restricted Subsidiaries; and

                  WHEREAS, the Lenders are willing to make the requested credit facilities available on and subject to the terms and conditions set forth in this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth below, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "ABR":  for any day, a rate per annum  equal to the greater of
         (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "ABR Loans":  Loans bearing interest based upon the ABR.

                  "Additional Collateral":  as defined in the Trust Agreement.

                  "Additional Guarantee":  as defined in the Trust Agreement.

                  "Additional Security Document": as defined in the Trust Agreement.

                  "Adjusted EBITDA": for any fiscal period, the sum of (a) EBITDA for such period plus (b) the aggregate amount deducted in determining Net Income or Net Loss for such period in respect of sales, marketing and advertising expenses and consumer-related equipment subsidy expenses.

                  "Adjustment Date": (a) with respect to any adjustment in the Pricing Level resulting from a change in the Moody's Bond Rating or the S&P Bond Rating, as the case may be, the date on which such change is publicly announced by Moody's or S&P and (b) with respect to any adjustment in the Pricing Level resulting from the Borrower's financial results or condition as shown on the Borrower's financial statements delivered pursuant to subsection 5.1(a) or (b), as the case may be, for any fiscal period, the first Business Day following the date of receipt by the Administrative Agent of such financial statements.

                  "Administrative Agent": Chase, as administrative agent for the Lenders under this Agreement, or any successor thereto appointed pursuant to subsection 8.9 to act as the administrative agent for the Lenders under this Agreement.

                  "Affiliate": as to any Person, any other Person (other than, in the case of the Borrower and any Restricted Subsidiary, any Restricted Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting interests, by contract or otherwise.

                  "Aggregate Commitment": with respect to any Lender, the aggregate amount of such Lender's Term Loan Commitment and Revolving Credit Commitment.

                  "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Annualized Adjusted EBITDA": for the period ending on the last day of any fiscal quarter, the product of (a) Adjusted EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

                  "Annualized EBITDA": for the period ending on the last day of any fiscal quarter, the product of (a) EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

                  "APC":  American PCS, L.P., a Delaware limited partnership.

                  "Applicable Margin": with respect to each Type of Term Loan and Revolving Credit Loan, for any day, the rate per annum set forth below, under the column applicable to such Type, opposite the Pricing Level in effect on such day:

           ------------------ ---------------------- ---------------------------
                                Applicable Margin -     Applicable Margin -
                                    Term Loans        Revolving Credit Loans
           ------------------ ---------------------- ---------------------------
             Pricing            ABR     Eurodollar     ABR       Eurodollar
              Level            Loans      Loans       Loans        Loans
           ------------------ -------- ------------ --------- ------------------
           Level I Pricing     1.50%      2.50%       1.500%       2.500%
           ------------------ -------- ------------ --------- ------------------
           Level II Pricing    [
           ------------------ -------- ------------ --------- ------------------
           Level III Pricing
           ------------------ -------- ------------ --------- ------------------
           Level IV Pricing
           ------------------ -------- ------------ --------- ------------------
           Level V Pricing
           ------------------ -------- ------------ --------- ------------------
           Level VI Pricing
           ------------------ -------- ------------ --------- ------------------
           Level VII Pricing
           ------------------ -------- ------------ --------- ------------------
           Level VIII Pricing
           ------------------ -------- ------------ --------- ------------------
           Level IX Pricing
           ------------------ -------- ------------ --------- ------------------
           Level X Pricing                                                   ]
           ------------------ -------- ------------ ---------- -----------------

                  "Asset Sale": any sale, transfer or other disposition or series of related sales, transfers or other dispositions (excluding any sale and leaseback transaction pursuant to a Financing Lease) by the Borrower or any Restricted Subsidiary of any property or assets of the Borrower or such Restricted Subsidiary (including property subject to any Lien under any Security Document) to a Person other than the Borrower or any Restricted Subsidiary; provided that any Asset Swap permitted under subsection 6.6(e) shall be deemed an Asset Sale only to the extent provided for in said subsection.

                  "Asset Sale Proceeds Sub-Account": as defined in the Trust Agreement.

                  "Asset Swap": any exchange, with any other Person, of assets owned by the Borrower and/or any Restricted Subsidiary comprising one or more Systems, for assets comprising one or more other Systems owned by such other Person.

                  "Assignee":  as defined in subsection 9.6(c).

                  "Available Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Aggregate Commitment over (b) the aggregate principal amount of all Loans made by such Lender then outstanding.

                  "Bank Credit Facility":  as defined in the Trust Agreement.

                  "Benefitted Lender":  as defined in subsection 9.7(a).

                  "Borrower":  as defined in the preamble hereto.

                  "Borrowing Date": any Business Day specified in a notice pur-suant to subsection 2.2 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                  "BTA":  a Basic Trading Area, as defined in 47 C.F.R. ss.
         24.202.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Contribution Agreement": the Amended and Restated Capital Contribution Agreement, dated as of October 2, 1996, among the Parents and the Borrower, as amended, supplemented or otherwise modified from time to time in accordance with subsection 6.12.

                  "Capital Expenditures": for any fiscal period, all expenditures incurred by the Borrower and its Restricted Subsidiaries during such period (a) for the purpose of acquiring, constructing, expanding or improving fixed assets, real property or equipment or (b) constituting systems and development expenditures related to the build-out of the Borrower's national wireless telecommunications network, all as calculated in accordance with GAAP; provided that expenditures related to the acquisition of Licenses, capitalized interest and Investments permitted by subsection 6.8 shall not be considered to be Capital Expenditures.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

                  "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 by S&P or P-1 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of open end money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Change in Control": the occurrence of (a) prior to the time at which the Borrower has first attained Investment Grade Status, a reduction to less than $500,000,000 of the sum of (i) the amount of Contributed Capital held, directly or indirectly, by Sprint Corporation and (ii) the portion of the then Committed Capital for which Sprint Corporation is obligated, (b) prior to the Public Offering Date, a reduction of the percentage of the aggregate economic or voting equity ownership of the Borrower that is owned directly or indirectly by Sprint Corporation to less than 25% or (c) at any time, a reduction of the percentage of the aggregate economic or voting equity ownership of the Borrower that is owned directly or indirectly by the Parents to a percentage not greater than 50%.

                  "Chase": The Chase Manhattan Bank, a New York banking corpor-ation.

                  "Closing Date": the date on which the conditions precedent set forth in subsection 4.1 shall be satisfied.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral":  as defined in the Trust Agreement.

                  "Commitment Fee Rate": for any day, the rate per annum set forth below opposite the Pricing Level in effect on such day:

           --------------------------- ------------------------------
                     Pricing Level           Commitment Fee Rate
           --------------------------- ------------------------------
           Level I Pricing                  [
           --------------------------- ------------------------------
           Level II Pricing
           --------------------------- ------------------------------
           Level III Pricing
           --------------------------- ------------------------------
           Level IV Pricing
           --------------------------- ------------------------------
           Level V Pricing
           --------------------------- ------------------------------
           Level VI Pricing
           --------------------------- ------------------------------
           Level VII Pricing
           --------------------------- ------------------------------
           Level VIII Pricing
           --------------------------- ------------------------------
           Level IX Pricing
           --------------------------- ------------------------------
           Level X Pricing
           --------------------------- ------------------------------

                  "Commitments": the Revolving Credit Commitments and the Term Loan Commitments.

                  "Committed Capital": as to any Parent at any time, the aggre-gate amount of cash contributions then committed and available to be made by such Parent or its Affiliates pursuant to the Capital Contri-bution Agreement.

                  "Commonly Controlled Entity": an entity, whether or not in-corporated, which is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code.

                  "Communications Act": the Communications Act of 1934, and an similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Contributed Capital": at any time, the aggregate amount which shall theretofore have been received by the Borrower as a contribution to its capital or as consideration for the issuance of partnership interests in the Borrower; Contributed Capital shall in any event exclude the proceeds of any Specified Affiliate Debt and any Restricted Equity.

                  "Corporate Trustee": as defined in the definition of Trust Agreement.

                  "Covered Pops": at any time, the aggregate number of Pops within each geographic area for which facilities owned by the Borrower and its Restricted Subsidiaries that provide service to such geographic area have achieved "substantial completion" pursuant to the terms of the applicable Vendor Procurement Contract or, if not constructed under a Vendor Procurement Contract, have achieved at least the equivalent degree of completion.

                  "Currency Rate Agreement": any foreign currency exchange agreement or other exchange rate hedging arrangement to or under which the Borrower or any Restricted Subsidiary (other than a Special Purpose Subsidiary) is a party or a beneficiary that is designed and entered into to protect against fluctuations in currency exchange rates and not for speculative purposes.

                  "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Direct-Lien Assets": assets of the Borrower or any Restricted Subsidiary constituting any of the following: accounts, patents, trademarks, the rights of the Borrower under the Capital Contribution Agreement, other general intangibles and other types of Personal Property Assets on which, under applicable law, a consensual Lien can be perfected by a limited number of Uniform Commercial Code and/or Federal filings naming the Borrower or such Restricted Subsidiary, as the case may be, as debtor or by the delivery of a pledged instrument to the party secured by such Lien

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "EBITDA": for any fiscal period, the Net Income or Net Loss, as the case may be, for such fiscal period, after restoring thereto amounts deducted for, without duplication, (a) Interest Expense, (b) income tax expense, (c) depreciation and amortization and (d) other non-cash charges, provided, however, that there shall in any event be excluded from EBITDA any portion thereof attributable to the income of any Person (other than a Restricted Subsidiary) in which the Borrower or any Restricted Subsidiary has any ownership interest except to the extent that any such income has been actually received by the Borrower or such Restricted Subsidiary in the form of cash dividends or similar distributions.

                  "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of the environment or human health or safety as relating to the environment, as now or may at any time hereafter be in effect.

                  "Environmental Permit": any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

                  "EquipmentCo": Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership.

                  "ERISA": the Employee Retirement Income Security Act of 1974 as amended from time to time.

                  "Eurodollar Loans": Loans bearing interest based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the rate per annum equal to the average (rounded to the nearest 1/100th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits in the amount of $10,000,000 at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

                  "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Excess Cash Flow": for any period, the sum of (a) Net Income (or Net Loss) for such period plus (b) the aggregate amount of all non-cash charges deducted in arriving at such Net Income (or Net Loss) minus (c) the aggregate amount of all scheduled repayments and voluntary and mandatory prepayments of Indebtedness for borrowed money of the Borrower and its Restricted Subsidiaries on a consolidated basis during such period (but only to the extent, in the case of prepayments of Indebtedness outstanding under a committed revolving credit facility, that the commitments to extent credit under such committed revolving credit facility are permanently reduced in connection therewith) minus (d) the aggregate amount of distributions made by the Borrower during such period pursuant to subsections 6.7(i) (to the extent the tax liabilities related to such distributions are not deducted in arriving at such Net Income (or Net Loss)) and 6.7(ii) minus (e) the aggregate amount of all cash Capital Expenditures incurred during such period minus (f) any net increases in Working
         Capital  during  such  period  plus (f) any net  decreases  in  Working
         Capital during such period plus (g) (to the extent excluded in the calculation of such Net Income (or Net Loss)) the sum of all cash payments made to the Borrower during such period in connection with the termination of any Interest Rate Agreement minus (h) (to the extent excluded in the calculation of such Net Income (or Net Loss)) the sum of all cash payments made by the Borrower during such period in connection with the termination of any Interest Rate Agreement.

                  "Excluded  Assets":  at any time, the collective  reference to
         (a) all assets then subject to a Lien  permitted by subsection  6.3(f),
         (g), (h), (i), (p), (q) and (r), and (b) any other assets of the Borrower and its Restricted Subsidiaries (i) which then have a book value not exceeding $200,000,000 in the aggregate and (ii) none of which individually then has a book value exceeding $15,000,000.

                  "FCC": the Federal Communications Commission, or any other similar or successor agency of the Federal government administering the Communications Act.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "GAAP": generally accepted accounting principles in the United States of America used in connection with the preparation of the consolidated balance sheet and other financial statements described in subsection 3.1(a) ("Fixed GAAP") or, when such term is used in subsections 5.1, 5.3, 5.6 and 6.3, generally accepted accounting principles in the United States of America in effect from time to time ("Floating GAAP").

                  "Governmental Authority": any nation or government, any stat or other political subdivision thereof and any entity exercising execu-tive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness or other obligation (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation, as to any Person, shall not include endorsements by such Person of instruments for deposit or collection in the ordinary course of business but shall include the obligations of such Person in respect of the Indebtedness and other obligations of any partnership of which such Person is a general partner (other than any such Indebtedness or other obligations with respect to which the payee thereof has no enforceable right of recourse to such Person for the payment thereof). The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantees":  as defined in the Trust Agreement.

                  "Guarantor": any Person delivering a Guarantee pursuant to the Trust Agreement.

                  "Hazardous Substances": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regu-lated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Hedging Agreement Obligations": at any time, the aggregate amount of all monetary obligations of the Borrower to any financial in-stitution that are accrued and unpaid at such time under any one or more Interest Rate Agreements and Currency Rate Agreements.

                  "High Yield Debt": the collective reference to the Borrower's 11% Senior Notes Due 2006 and 12 1/2% Senior Discount Notes Due 2006 and the respective indentures under which such Notes have been issued.

                  "Holding": Sprint Spectrum Holding Company, L.P., a Delaware limited partnership and the general partner of the Borrower.

                  "Indebtedness":   of  any   Person  at  any   date,   (a)  all
         indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
         (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances and other similar obligations issued or created for the account of such Person, (e) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person and (f) all liabilities secured by (or for which the holder of such liabilities has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent":  pertaining to a condition of Insolvency.

                  "Intellectual Property":  as defined in subsection 3.9.

                  "Interest Expense": for any fiscal period, the amount of (a) interest expense of the Borrower and its Restricted Subsidiaries for such fiscal period determined in accordance with GAAP plus (b) interest expense in respect of Specified Affiliate Debt for such fiscal period determined in accordance with GAAP.

                  "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

                  "Interest Period":  with respect to any Eurodollar Loan:

                           (a) initially, the period commencing on the borrowing
                  or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or, with the consent of each Lender in its sole discretion, nine or twelve months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                           (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or, with the consent of each Lender in its sole discretion, nine or twelve months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided that all of the foregoing provisions relating to Interest Per-iods are subject to the following:

                           (i) if any Interest Period pertaining to a Eurodollar
                  Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) no Interest Period that would  otherwise  extend
                  beyond the Revolving Credit Termination Date shall be selected by the Borrower in respect of Revolving Credit Loans, and no Interest Period that would otherwise extend beyond the final maturity date of the Term Loans shall be selected by the Borrower in respect of the Term Loans; and

                           (iii) any Interest Period  pertaining to a Eurodollar
                  Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Interest Rate Agreement": any interest rate swap or other interest rate hedge arrangement to or under which the Borrower is a party or a beneficiary that is designed and entered into to protect against fluctuations in interest rates and not for speculative pur-poses.

                  "Investment Grade Status": shall exist at any time when the actual or implied rating of the Borrower's senior long-term unsecured debt is at or above Baa3 from Moody's or BBB- from S&P; if either of Moody's or S&P shall change its system of classifications after the date of this Agreement, Investment Grade Status shall exist at any time when the rating of the Borrower's senior long-term unsecured debt is at or above the new rating which most closely corresponds to the above-specified level under the previous rating system.

                  "Investments":  as defined in subsection 6.8.

                  "Lenders":  as defined in the preamble hereto.

                  "Level I Pricing":  applies from (a) (i) the Closing Date and
         (ii) any date on which no other Pricing Level is applicable until (b) the next subsequent Adjustment Date on which another Pricing Level be-comes applicable.

                  "Level II Pricing": applies from (a) the Adjustment Date following a fiscal quarter for which [____________] until (b) the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level III Pricing": applies, subject to clause (b) of the definition of Pricing Level, from (a) the Adjustment Date following a fiscal quarter for which [____________] until (b) the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level IV Pricing":  applies,  subject to clauses (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [____________] until (b) the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level V Pricing":  applies,  subject to clauses  (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [_____________] until (b) the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level VI Pricing":  applies,  subject to clauses (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [____________] until the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level VII Pricing":  applies, subject to clauses (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [____________] until the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level VIII Pricing": applies, subject to clauses (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [____________] until the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level IX Pricing":  applies,  subject to clauses (a), (b) and
         (c) of the  definition of Pricing Level,  (a) from the Adjustment  Date
         (i) following a fiscal quarter for which [____________] until the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Level X Pricing": applies, subject to clauses (a) and (c) o the definition of Pricing Level, 9a) from any Adjustment Date on which [____________] until (b) the next subsequent Adjustment Date on which another Pricing Level becomes applicable.

                  "Leverage Ratio": for any fiscal quarter, the ratio of (a) Total Debt on the last day of such fiscal quarter to (b) Annualized EBITDA for the period ending on the last day of such fiscal quarter.

                  "License": any broadband personal communications services li-cense issued by the FCC in connection with the operation of a System.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                  "Loan Documents": this Agreement, the Guarantees, the Trust Agreement, the Security Documents and the Capital Contribution Agree-ment.

                  "Loan Parties": the Borrower, MinorCo and each Subsidiary of the Borrower which is a party to a Loan Document.

                  "Loans":  Revolving Credit Loans and Term Loans.

                  "Material Adverse Effect": a material adverse effect on (a) the business, assets, results of operations or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Trustees or the Lenders thereunder; provided, however, that no termination, revocation or non-renewal of any License shall constitute a Material Adverse Effect unless after giving effect thereto the aggregate number of Owned Pops is less than 120,000,000.

                  "Measurement Dates": each January 1 and July 1 (or, in each case, if such date is not a Business Day, then the first Business Day after such date) which occurs prior to the fifth anniversary of the Closing Date, beginning with January 1, 1997.

                  "MinorCo":  MinorCo, L.P., a Delaware limited partnership.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Moody's Bond Rating": for any day, the actual or implied rating of the Borrower's senior long-term unsecured debt by Moody's in effect at 9:00 A.M., New York City time, on such day. If Moody's shall have changed its system of classifications after the date hereof, the Moody's Bond Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to be specified level under the old rating system.

                  "Mortgaged Property":  as defined in subsection 5.9(c).

                  "MTA":  a Major Trading Area as defined in 47 C.F.R. ss.
         24.202.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds": of any Asset Sale by any Person, the aggregate amount of cash and Cash Equivalents received by or on behalf of such Person in consideration for such Asset Sale or (when and as received in cash or Cash Equivalents) through payment or disposition of deferred consideration for such Asset Sale (including by way of deferred payment of principal pursuant to a note or other security or installment receivable or purchase price adjustment receivable or otherwise), after deducting therefrom, as applicable, (a) the amount of such proceeds required to be applied at the time of such Asset Sale to repay Indebtedness (other than Secured Obligations) secured by any asset which is the subject of such Asset Sale, (b) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment bankers) payable in connection therewith,
         (c) appropriate amounts to be provided by the Borrower or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Borrower or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities under any indemnification obligations associated with such Asset Sale and (d) other out-of-pocket costs incurred in connection therewith; and adding thereto, as applicable, any reversal of or reduction in any reserve referred to in clause (c) above.

                  "Net Income" or "Net Loss": for any fiscal period, the amount which, in conformity with GAAP, would constitute the net income or net loss, as the case may be, of the Borrower and its Restricted Subsidiaries on a consolidated basis for such fiscal period (after adjustment for minority interests), provided that Net Income or Net Loss shall exclude extraordinary, unusual or non-recurring gains or losses.

                  "New Lending Office":  as defined in subsection 2.15(b).

                  "Non-Excluded Taxes":  as defined in subsection 2.15(a).

                  "Non-U.S. Lender":  as defined in subsection 2.15(a).

                  "Note":  as defined in subsection 2.4(e).

                  "Notice of Enforcement":  as defined in the Trust Agreement.

                  "Owned Pops": at any time, the aggregate number of Pops in-cluded in those MTA's or BTA's for which the Borrower and its Restrict-ed Subsidiaries then own Licenses that are in full force and effect.

                  "Parents": Sprint Corporation, Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc.

                  "Participant":  as defined in subsection 9.6(b).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Percentage": as to any Lender (a) at any time prior to the making of the initial Loans, the percentage which such Lender's Aggregate Commitment then constitutes of the Aggregate Commitments of all the Lenders, (b) at any time after the making of the initial Loans and prior to the termination or expiration of the Commitments, the percentage which the sum of such Lender's then outstanding Term Loans, then unused Term Loan Commitment and then Revolving Credit Commitment constitutes of the aggregate of the then outstanding Term Loans, then unused Term Loan Commitments and then Revolving Credit Commitments and
         (c) at any time after the Commitments shall have expired or terminated, the percentage which such Lender's then outstanding Loans constitutes of the aggregate of the then outstanding Loans).

                  "Permitted Refinancing Indebtedness": Indebtedness of the Borrower to the extent the proceeds thereof are used to refinance existing Indebtedness of the Borrower; provided that (a) after giving effect to the incurrence of such Indebtedness, the Borrower is in Pro Forma Compliance, (b) the documents under which such Indebtedness is incurred are not inconsistent with the Loan Documents, (c) such Indebtedness, if secured, will not be secured by any assets other than those securing the Indebtedness being refinanced thereby, (d) the final maturity of such Indebtedness is no earlier than the final maturity of the Indebtedness being refinanced thereby and (e) the other terms (other than provisions regarding interest and fees) of such Indebtedness and of any agreement entered into and of any instrument issued in connection therewith (including, without limitation, those relating to covenant protection) are not, taken as a whole, in the good faith judgment of the Borrower's management, materially less favorable to the Borrower than the terms and conditions (other than provisions regarding interest and fees) of the Indebtedness being refinanced thereby.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Personal Property Assets": all personal property of the Borrower and its Restricted Subsidiaries (other than the Licenses).

                  "Plan": at a particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pops": as of any date, with respect to any BTA or MTA, the population of such BTA or MTA as such number is published in the then most recently issued Donnelly Marketing Service Population Guide.

                  "Prepayment  Acceptance  Amount":  with respect to each Lender receiving a Prepayment/Reduction Offer Notice, the maximum principal amount of the Term Loans of such Lender subject to such Prepayment/Reduction Offer Notice that such Lender wishes to be subject to prepayment, as indicated in the applicable Prepayment/Reduction Offer Response Notice of such Lender.

                  "Prepayment Pro Rata Amount": with respect to each Lender in connection with any Specified Prepayment/Reduction, the product obtained by multiplying (a) the associated Prepayment/Reduction Amount by (b) a fraction the numerator of which is such Lender's then outstanding Term Loans and the denominator of which is the sum of all then outstanding Term Loans and Revolving Credit Commitments.

                  "Prepayment/Reduction Amount": with respect to any Specified Prepayment/Reduction to be made on any date, the amount required to be applied toward prepayment of the Term Loans and reduction of the Revolving Credit Commitments on such date in accordance with the provisions of subsection 2.18 and the definition of the term Pro Rata Payment Offer.

                  "Prepayment/Reduction Offer Notice": a written notice (a) offering to prepay the Term Loans and reduce the Revolving Credit Commitments, on the Specified Prepayment/Reduction Date designated therein, in an aggregate amount equal to the Prepayment/Reduction Amount, (b) requesting each Lender to respond to such offer by delivering to the Agent and the Borrower a Prepayment/Reduction Offer Response Notice no later than four Business Days prior to such
         Specified Prepayment/ Reduction Date, and (c) informing each such Lender that the failure by such Lender to deliver a
         Prepayment/Reduction Offer Response Notice on or before the fourth Business Day prior to the Specified Prepayment/Reduction Date shall be deemed to be the acceptance of the full amount of such offer by such Lender.

                  "Prepayment/Reduction Offer Response Notice": a written notice to the Agent and the Borrower in response to a Prepayment/Reduction Offer Notice, pursuant to which the Lender delivering such notice states whether such Lender accepts or rejects the Borrower's offer contained in such Prepayment/Reduction Offer Notice to prepay Term Loans and/or reduce such Lender's Revolving Credit Commitment, as applicable, and, if such offer is accepted, states the maximum principal amount of such Lender's Term Loans and/or the maximum amount of such Lender's Revolving Credit Commitment, as applicable, which such Lender wishes to be subject to prepayment or reduction, as the case may be.

                  "Prepayment Share": with respect to each Lender which is the holder of then outstanding Term Loans in connection with any Specified Prepayment/Reduction, the lesser of its Prepayment Acceptance Amount and its Prepayment Pro Rata Amount.

                  "Pricing Level": as applicable, Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing, Level VI Pricing, Level VII Pricing, Level VIII Pricing, Level IX Pricing or Level X Pricing; the Pricing Level shall be adjusted on each Adjustment Date on which there is a change in the Moody's Bond Rating, the S&P Bond Rating, Adjusted EBITDA or the Leverage Ratio, as the case may be, that would result in a different Pricing Level being applicable, and, for purpose of such adjustments, (a) in the event that on any Adjustment Date the applicable Leverage Ratio, Moody's Bond Rating or S&P Bond Rating would not result in the same Pricing Level being applicable, the applicable Pricing Level shall be the lowest Pricing Level otherwise applicable (Level I Pricing being the highest Pricing Level and Level X Pricing being the lowest Pricing Level), (b) if more than one Pricing Level is otherwise applicable under the terms hereof (including after application of clause (c) below) on any Adjustment Date, then, notwithstanding anything herein to the contrary, the lowest of such otherwise applicable Pricing Levels shall be applicable on such Adjustment Date and no other Pricing Level shall be so applicable, and
         (c) notwithstanding anything herein to the contrary, Level IV Pricing through Level X Pricing shall not be applicable until the first Adjustment Date after the earlier to occur of (i) the first date on or after the first anniversary of the Closing Date on which the Borrower shall have [_______] Wireless Subscribers and (ii) Adjusted EBITDA for any fiscal quarter theretofore ended being a positive number and the Borrower having a Moody's Bond Rating or an S&P Bond Rating.

                  "Prime Rate": the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors).

                  "Pro Forma Compliance": shall exist at any time when the Borrower shall be in pro forma compliance with the covenants set forth in subsections 6.1 (computed on the basis of (i) Total Debt, Total Capitalization and Secured Obligations then outstanding and (ii) Annualized Adjusted EBITDA and Annualized EBITDA calculated using such amounts for the most recently ended fiscal quarter for which financial statements shall have been delivered to the Lenders multiplied by four), provided that no Default or Event of Default shall have occurred and be continuing either immediately prior to the event with respect to which Pro Forma Compliance is being determined or after giving effect to such event.

                  "Properties":  as defined in subsection 3.16(b).

                  "Pro Rata Payment Offer": an offer made by the Borrower, to each holder of Secured Obligations as to which such an offer is required, pursuant to the Secured Instrument under which such Secured Obligations are outstanding (including, in certain circumstances, this Agreement), to be made, to have such holder's pro rata share (based on
         (i) in the case of Secured Obligations referred to in clause (y) below, the then outstanding principal amounts of such Secured Obligations and amounts of unused commitments to extend credit constituting Secured Obligations and (ii) in the case of Secured Obligations referred to in clause (x) below, the then outstanding principal amounts of such Secured Obligations) of a specified amount (x) in the case of Secured Obligations (including, without limitation, the Term Loans) other than those referred to in clause (y), applied to prepay such Secured Obligations or (y) in the case of Secured Obligations under a committed revolving credit facility (including, without limitation, the Revolving Credit Commitments), to reduce the commitments under such facility and to prepay any Secured Obligations outstanding under such facility by the amount such Secured Obligations exceed such commitments as so reduced.

                  "Pro Rata Prepayment/Commitment Reduction": any application of Net Cash Proceeds (a) in accordance with subsection 6.6(c), (d) or (f), to reduce the Revolving Credit Commitments and prepay the Term Loans and (b) to the extent required by and in accordance with any mandatory prepayment and/or commitment reduction provisions of, or to the extent that the Borrower determines to do so under any voluntary prepayment and/or commitment reduction provisions of, Secured Instruments with respect to any other Secured Obligations, to prepay the loans and/or reduce the commitments to lend thereunder, with the portion of such Net Cash Proceeds to be applied to reduce the Revolving Credit Commitments and prepay the Term Loans being at least equal to a pro rata share thereof determined on the basis of the respective amounts of the then outstanding Secured Obligations to which such Net Cash Proceeds will be applied and unused commitments to lend then in effect under the Secured Instruments relating to such Secured Obligations.

                  "Public Offering Date": the date on which there shall be completed an underwritten public offering of shares of Capital Stock of the Borrower (or of any direct or indirect partner or shareholder of the Borrower (other than any Parent) having the economic effect of transferring to the public equity interests in the Borrower) pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (or its successor) in accordance with the Securities Act of 1933, as amended.

                  "Real Estate Assets": all interests in real property of the Borrower and its Restricted Subsidiaries other than Mortgaged Proper-ties.

                  "RealtyCo": Sprint Spectrum Realty Company, L.P., a Delaware limited partnership.

                  "Reduction Acceptance Amount": with respect to each Lender receiving a Prepayment/Reduction Offer Notice, the maximum amount of the Revolving Credit Commitment of such Lender subject to such Prepayment/Reduction Offer Notice that such Lender wishes to be subject to reduction, as indicated in the applicable Prepayment/Reduction Offer Response Notice of such Lender.

                  "Reduction Pro Rata Amount": with respect to each Lender in connection with any Specified Prepayment/Reduction, the product obtained by multiplying (a) the associated Prepayment/Reduction Amount by (b) a fraction the numerator of which is such Lender's Revolving Credit Commitment and the denominator of which is the sum of all then outstanding Term Loans and Revolving Credit Commitments.

                  "Reduction Share": with respect to each Lender in connection with any Specified Prepayment/Reduction, the lesser of its Reduction Acceptance Amount and its Reduction Pro Rata Amount.

                  "Reference Lenders": Chase, The Bank of New York and Nations-Bank of Texas, N.A.

                  "Register":  as defined in subsection 9.6(d).

                  "Release": any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, dispos-ing, depositing, dispersing, emanating or migrating of any Hazardous Substances in, into, onto or through the environment.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under the regulations adopted by the PBGC.

                  "Requirement  of  Law":  as to  any  Person,  the  partnership agreement, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Lenders": at any time, Lenders, the Percentages of which aggregate more than 50%.

                  "Responsible Officer": any of the president, chief financial officer, treasurer, assistant treasurer, director-corporate finance or controller of the Borrower.

                  "Restricted Equity": equity contributions, the proceeds of which are used to fund (a) Investments pursuant to clause (i)(A)(I) of the first proviso contained in subsection 6.8(c) or clause (i)(A)(I) of the first proviso contained in subsection 6.8(d), or (b) prepayments pursuant to subsection 6.11(a)(ii)(B).

                  "Restricted Payments":  as defined in subsection 6.7.

                  "Restricted Subsidiary": any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

                  "Revolving  Credit   Commitment":   as  to  any  Lender,   the
         obligation of such Lender to make Revolving Credit Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on
         Schedule I under the column captioned "Revolving Credit Commitment", in each case as such amount may be changed from time to time in accordance with the terms of this Agreement.

                  "Revolving Credit Commitment Percentage": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Revolving Credit Commitments of all the Lenders (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

                  "Revolving Credit Commitment Period": the period from and in-cluding the date hereof to but not including the Revolving Credit Ter-mination Date.

                  "Revolving Credit Loans":  as defined in subsection 2.1(a).

                  "Revolving Credit Termination Date": the date that is 90 days prior to the ninth anniversary of the Closing Date or such earlier date on which the Revolving Credit Commitments are terminated pursuant to this Agreement.

                  "S&P":  Standard and Poor's Ratings Services.

                  "S&P Bond Rating": for any day, the actual or implied rating of the Borrower's senior long-term unsecured debt by S&P in effect at 9:00 A.M., New York City time, on such day. If S&P shall have changed its system of classifications after the date hereof, the S&P Bond Rating shall be considered to be at or above the new rating which most closely corresponds to the specified level under the old rating system.

                  "Secured Instruments":  as defined in the Trust Agreement.

                  "Secured Obligations":  as defined in the Trust Agreement.

                  "Security Documents":  as defined in the Trust Agreement.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Special Payment Condition": shall be satisfied when, after giving effect to any Restricted Payment described in subsection 6.7(a) or (c), any Investment described in subsection 6.8(c) or (d) or any voluntary prepayment referred to in subsection 6.11 or any other action which may not be taken under the terms hereof until the Special Payment Condition is satisfied, the ratio of the then outstanding Total Debt to Annualized EBITDA for the period ending on the last day of the then most recently ended fiscal quarter for which financial statements shall have been delivered to the Lenders pursuant to subsection 5.1 is not greater than 5.0 to 1 and the ratio of Annualized EBITDA for the period ending on such last day to Interest Expense for the period of four consecutive fiscal quarters ended on such last day is not less than 2.5 to 1.

                  "Special Purpose Subsidiary": each of EquipmentCo, RealtyCo and WirelessCo.

                  "Special Purpose Subsidiary Funding Agreement": an agreement between the Borrower and a Special Purpose Subsidiary whereby (a) such Special Purpose Subsidiary agrees to provide the Borrower the benefit of the use of such Special Purpose Subsidiary's assets and (b) the Borrower agrees to pay to such Special Purpose Subsidiary an amount equal to all liabilities of such Special Purpose Subsidiary less any amounts contributed by the Borrower to the equity of such Special Purpose Subsidiary to fund such liabilities and (c) the Borrower agrees to cause all Contractual Obligations of such Special Purpose Subsidiary to be performed and all Requirements of Law of such Special Purpose Subsidiary to be complied with.

                  "Specified Affiliate Debt": Indebtedness of an Affiliate of the Borrower incurred in an arm's length transaction (other than Indebtedness used to fund capital contributions required to be made by such Affiliate (or an Affiliate thereof) under the Capital Contribution Agreement or the partnership agreement of Holding) the proceeds of which shall have been contributed to the capital of the Borrower or used to purchase Capital Stock of the Borrower and which shall have been designated in a written notice from the Borrower to the Administrative Agent as Specified Affiliate Debt.

                  "Specified Prepayment/Reduction": any prepayment of Term Loans and/or reduction of the Revolving Credit Commitments to which the provisions of subsection 2.18 are applicable.

                  "Specified Prepayment/Reduction Date": as defined in subsec-tion 2.18.

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "System": as to any Person, assets constituting a radio comm-unications system authorized under the rules for wireless communica-tions services (including any license and the network, marketing, dis-tribution, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

                  "Tax Credit":  as defined in subsection 2.15(d).

                  "Term Loan":  a Tranche I Term Loan or a Tranche II Term Loan.

                  "Term Loan Commitments": the Term Loan I Commitments and the Term Loan II Commitments.

                  "Term Loan I Commitment": as to any Lender, the obligation of such Lender to make Tranche I Term Loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule I under the column captioned "Term Loan I Commitment", in each case as such amount may be changed from time to time in accordance with the terms of this Agreement.

                  "Term Loan II Commitment": as to any Lender, the obligation of such Lender to make Tranche II Term Loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule I under the column captioned "Term Loan II Commitment", in each case as such amount may be changed from time to time in accordance with the terms of this Agreement.

                  "Term Loan Commitment Period": the period from and including the date hereof to but not including the Term Loan Commitment Termina-tion Date.

                  "Term Loan Commitment Termination Date": the date which is ninety days after the Closing Date or such earlier date on which the Term Loan Commitments are terminated pursuant to this Agreement.

                  "Total Capitalization": at any date, the sum of (a) Total Debt outstanding on such date plus (b) Contributed Capital on such date plus
         (c) Committed Capital on such date minus (d) the amount of Restricted Payments made by the Borrower or any Restricted Subsidiary (other than Restricted Payments which are permitted to be made pursuant to subsection 6.7(i) or (ii)), directly or indirectly to any Person other than the Borrower or any Restricted Subsidiary through such date.

                  "Total Debt": at any time, the sum of (a) the aggregate amount of Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis then outstanding (including capitalized and accreted interest) plus (b) the aggregate amount of Guarantee Obligations of the Borrower and its Restricted Subsidiaries then outstanding in respect of Indebtedness of Persons other than the Borrower and its Restricted Subsidiaries plus (c) the aggregate amount of Specified Affiliate Debt then outstanding (including capitalized and accreted interest) minus
         (d) the aggregate amount of cash and Cash Equivalents then owned by the Borrower and its Restricted Subsidiaries.

                  "Trademark License Agreement": the Amended and Restated Sprint Trademark License Agreement, dated as of January 31, 1996, by and between Sprint Communications Company, L.P. and the Borrower (formerly MajorCo, L.P.), as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 6.12.

                  "Tranche A Commitment Period": the period (a) beginning on the later of (i) the Closing Date and (ii) the date on which the Borrower shall have entered into Vendor Credit Facilities containing commitments to provide financing to the Borrower in an aggregate amount of at least $[____________] and (b) ending on the date immediately prior to the commencement of the Tranche B Commitment Period.

                  "Tranche B Commitment Period": the period (a) beginning on the first date on which each of the following shall have occurred: (i) the Borrower shall have received at least $[____________] in the aggregate in Contributed Capital in cash subsequent to December 31, 1995, (ii) the Borrower shall have (A) obtained Additional Financing Commitments (as defined below) in an aggregate amount of at least $[____________] and (B) obtained loans or equity contributions (other than Restricted Equity) in cash under Additional Financing Commitments in an aggregate amount of at least $[____________], (iii) the Borrower shall have (A) obtained loans under Vendor Credit Facilities in an aggregate amount of at least $[____________] and (B) obtained loans and commitments under Vendor Credit Facilities in an aggregate amount of at least
         $[____________], (iv) Systems of the Borrower servicing at least [____________] Covered Pops shall be performing in accordance with industry standards and (v) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer dated as of such date stating that each of the conditions specified in clauses (i) through (iv) above shall have been satisfied as of such date, and (b) ending on the earlier of (i) the date immediately prior to the commencement of the Tranche C Commitment Period and (ii) the Revolving Credit Termination Date. For purposes of this definition, "Additional Financing Commitments" shall mean commitments to provide debt or cash equity financing (excluding Restricted Equity but including, without limitation, any vendor financing not included in calculating clause
         (a)(iii)(B) of the definition of Tranche B Commitment Period) to the Borrower under terms and conditions approved by the Administrative Agent, acting reasonably.

                  "Tranche C Commitment Period": the period (a) beginning on the later of (i) the first day of the Tranche B Commitment Period and
         (ii) [____________] and (b) ending on the Revolving Credit Termination Date.

                  "Tranche I Term Loans":  as defined in subsection 2.1(b).

                  "Tranche II Term Loans":  as defined in subsection 2.1(b).

                  "Transferee":  as defined in subsection 9.6(f).

                  "Trust Agreement": the Trust Agreement, dated as of October 2, 1996, among the Borrower, First Union National Bank, a national banking association, as corporate trustee (the "Corporate Trustee"), and Kenneth D. Benton, as individual trustee (together with the Corporate Trustee, the "Trustees"), as amended, supplemented or otherwise modified from time to time.

                  "Trustees":  as defined in the definition of Trust Agreement.

                  "Type": as to any Loan, its nature as an ABR Loan or a Euro-dollar Loan.

                  "Unrestricted Subsidiary": APC and any other Subsidiary of the
         Borrower (other than any Special Purpose Subsidiary) that the Borrower designates as an Unrestricted Subsidiary in accordance with subsection 6.8(c) or (d), provided, however, that the Borrower may, so long as no Default or Event of Default would result therefrom, cause any Unrestricted Subsidiary to become a Restricted Subsidiary by so notifying the Administrative Agent in a written instrument executed by a Responsible Officer.

                  "Vendor Credit Facility":  as defined in the Trust Agreement.

                  "Vendor Procurement Contracts": (a) the Procurement and Ser-vices Contract, dated as of January 31, 1996, between the Borrower (formerly MajorCo, L.P.) and Lucent Technologies Inc. (formerly AT&T Corp.) and (b) the Procurement and Services Contract, dated as of Jan-uary 31, 1996, between the Borrower (formerly MajorCo, L.P.) and Nor-thern Telecom Inc., in each case, as amended, supplemented or other-wise modified from time to time in accordance with subsection 6.12.

                  "Weighted Average Life": when applied to any committed revolving credit facility or any Indebtedness, at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining scheduled commitment reduction or, as the case may be, installment, sinking fund or other scheduled payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such reduction or payment, by (b) in the case of the revolving credit facility under this Agreement, the Revolving Credit Commitments, or, in the case of any other committed revolving credit facility, the aggregate maximum commitment to lend then in effect under such committed revolving credit facility or, in cases other than committed revolving credit facilities, the then outstanding principal amount of such Indebtedness.

                  "Wholly Owned": any Subsidiary of the Borrower or any Restricted Subsidiary shall be deemed to be Wholly Owned if at least 99% of the voting and economic equity interest in such Subsidiary is owned by the Borrower or such Restricted Subsidiary and the remainder of the voting and economic equity interest in such Subsidiary is owned by MinorCo.

                  "WirelessCo": WirelessCo, L.P., a Delaware limited partner-ship.

                  "Wireless Service": the provision of broadband personal comm-unications services in one or more Systems.

                  "Wireless Subscribers": at any time, all customers then re-ceiving Wireless Services from the Borrower or any of its Restricted Subsidiaries.

                  "Working Capital": at any date, the sum of (a) all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be included under current assets on a balance sheet of the Borrower and its Restricted Subsidiaries on a consolidated basis on such date minus (b) all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of the Borrower and its Restricted Subsidiaries on a consolidated basis on such date.

                           1.2 Other Definitional Provisions1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                           (b) As used herein, and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under Fixed GAAP.

                           (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                           (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                           (e) The words "include", "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation".

                           (f) Unless otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

                           (g) Any reference herein to a fiscal year or a fiscal quarter shall be deemed a reference to such fiscal year or such fiscal quarter of the Borrower.

                           (h) Unless otherwise defined herein, any term used herein that is defined in the Uniform Commercial Code in effect in the State of New York on the date hereof shall have the meanings given such term therein.


              SECTION 2. AMOUNT AND TERMS OF COMMITMENTS AND LOANS

                           2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender having a Revolving Credit Commitment severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment; provided, that no Lender shall be obligated to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding exceeding (i) during the Tranche A Commitment Period, such Lender's Revolving Credit Commitment Percentage of the lesser of (A) $450,000,000 and (B) the aggregate Revolving Credit Commitments of all Lenders, (ii) during the Tranche B Commitment Period, such Lender's Revolving Credit Commitment Percentage of the lesser of (A) $1,200,000,000 and (B) the aggregate Revolving
         Credit Commitments of all Lenders and (iii) during the Tranche C Commitment Period, such Lender's Revolving Credit Commitment Percentage of the aggregate Revolving Credit Commitments of all Lenders. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                           (b) Subject to the terms and conditions hereof, each Lender having a Term Loan I Commitment severally agrees to make a term loan (collectively, the "Tranche I Term Loans") to the Borrower in a principal amount equal to the amount of such Lender's Term Loan I Commitment, and each Lender having a Term Loan II Commitment severally agrees to make a term loan (collectively, the "Tranche II Term Loans") to the Borrower in a principal amount not to exceed the amount of such Lender's Term Loan II Commitment.

                           (c) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsection 2.2.

                           2.2 Borrowing Procedures. (a) The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 2:00 P.M., New York City time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date, otherwise), specifying (A) the amount to be borrowed, (B) the requested Borrowing Date, (C) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof (and, if a combination, the respective amounts of each Type of Loan) and (D) if the borrowing is to be entirely or partly of Eurodollar Loans the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then unused amount of the Revolving Credit Commitments is less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof.

                           (b) The Borrower may borrow the Tranche I Term Loans not later than 5 Business Days after the Closing Date and may borrow the Tranche II Term Loans on any Business Day during the Term Loan Commitment Period, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 2:00 P.M., New York City time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Term Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date, otherwise), specifying (A) the amount to be borrowed, (B) the requested Borrowing Date, (C) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof (and, if a combination, the respective amounts of each Type of Loan) and (D) if the borrowing is to be entirely or partly of Eurodollar Loans the respective lengths of the initial Interest Periods therefor.

                           (c) Upon  receipt  of any  notice  from the  Borrower
         pursuant to paragraph (a) or (b) above, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 9.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                           2.3 Commitment Fee; Other Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Termination Date, computed at the Commitment Fee Rate on the average daily amount of the unused Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

                           (b) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Term Loan Commitment Period to the Term Loan Commitment Termination Date, computed at the Commitment Fee Rate on the average daily amount of the unused Term Loan Commitment of such Lender during the period for which payment is made, payable in arrears on the Term Loan Commitment Termination Date.

                           (c) The Borrower agrees to pay to the Administrative Agent for the account of the Administrative Agent such fees as have been or may from time to time be agreed to in writing between the Borrower and the Administrative Agent.

                           2.4 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of all Revolving Credit Loans of such Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 7). The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender in installments on the dates and in the amounts set forth in subsection 2.7(b) (or on such earlier date on which the Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.9.

                           (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                           (c) The Administrative Agent shall maintain the Register pursuant to subsection 9.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                           (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

                           (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower dated the Closing Date evidencing the Loans of such Lender, substantially in the form of Exhibit A-1 (in the case of Revolving Credit Loans) or A-2 (in the case of Term Loans) with appropriate insertions as to date and principal amount (each, a "Note"). Thereafter, the Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to subsection 9.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein and its registered assigns.

                           2.5 Optional Prepayments. (a) The Borrower may prepay the Revolving Credit Loans, in whole or in part, without premium or penalty, upon giving irrevocable notice to the Administrative Agent (which notice must be received by the Administrative Agent prior to 2:00 P.M., New York City time, (i) three Business Days prior to the date of prepayment, if all or any part of the Revolving Credit Loans to be prepaid are Eurodollar Loans, or (ii) one Business Day prior to the date of prepayment, otherwise), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.16 and accrued interest to such date on the amount prepaid. Partial prepayments pursuant to this subsection shall be in an aggregate principal amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

                           (b) The Borrower may at any time after the date which is one year after the Closing Date prepay the Term Loans, in whole or in part, without premium or penalty, upon giving irrevocable notice to the Administrative Agent (which notice must be received by the Administrative Agent prior to 2:00 P.M., New York City time, (i) three Business Days prior to the date of prepayment, if all or any part of the Term Loans to be prepaid are Eurodollar Loans, or (ii) one Business Day prior to the date of prepayment, otherwise), specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.16 and accrued interest to such date on the amount prepaid. Partial prepayments pursuant to this subsection shall be in an aggregate principal amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof. Each such prepayment shall be applied ratably to reduce the then remaining installments described in subsection 2.7(b).

                           2.6 Optional Termination or Reduction of Commitments.
         (a) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments. Any such reduction shall be in an aggregate amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect; and such reductions shall be applied ratably to reduce the then remaining installments described in subsection 2.7(a).

                           (b) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Term Loan Commitments or, from time to time, to reduce the amount of the Term Loan Commitments. Any such reduction shall be in an amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall reduce permanently the Term Loan Commitments then in effect.

                           2.7 Automatic Commitment Reductions; Repayment of Term Loans; Mandatory Prepayments. (a) The Revolving Credit Commitments shall automatically and permanently reduce in fifteen consecutive quarterly installments, occurring on the date that is five years and three months after the Closing Date and on each successive date thereafter which is three months after the preceding installment date, in an aggregate amount (which amounts shall be subject to reduction as provided herein) for each installment equal to the amount set forth opposite such installment below:

                   Installment               Reduction Amount

                       1-4                    $     75,000,000
                       5-8                    $    100,000,000
                       9-12                   $    150,000,000
                      13-14                   $    175,000,000
                        15                    $     50,000,000

                           (b) The Term Loans shall be repaid in sixteen consecutively quarterly installments, payable on the date that is five years and three months after the Closing Date and on each successive date thereafter which is three months after the preceding installment date, in an aggregate principal amount of $125,000 for each of the first fifteen installments (which amounts shall be subject to reduction as provided herein) and the remaining aggregate outstanding principal amount of the Term Loans for the last installment.

                           (c) The Revolving Credit Commitments shall automatically and permanently reduce and the Term Loans shall be prepaid on the dates and in the amounts required by subsections 6.6(c) and (d), 6.7(c), 6.8(c) and (d) and 6.11. Any such reductions and prepayments required by this paragraph (c) shall be applied ratably to reduce the then remaining installments described in subsections 2.7(a) and (b).

                           (d) The Revolving Credit Commitments shall automatically and permanently reduce and the Term Loans shall be prepaid in an aggregate amount equal to 50% of the Excess Cash Flow for each fiscal year commencing with the fiscal year ending December 31, 2000. The reduction and prepayment required by this paragraph for each such fiscal year shall occur automatically, and the Borrower shall make each prepayment required by this paragraph for each such fiscal year, on the tenth Business Day after the date of delivery of the financial statements for such fiscal year pursuant to subsection 5.1(a) and shall be applied ratably to reduce the then remaining installments described in subsections 2.7(a) and (b).

                           (e) Any termination or reduction of Commitments pursuant to subsection 2.6 or this subsection or otherwise shall be accompanied (i) in the case of the Revolving Credit Commitments, by prepayment of the Revolving Credit Loans (together in each case with any additional amounts owing under subsection 2.16), to the extent, if any, that the amount of the Revolving Credit Loans then outstanding exceeds the amount of the Revolving Credit Commitments as so reduced and (ii) in the case of any such Commitments, by payment of any accrued and unpaid commitment fees on the amount of such Commitments so terminated or reduced to but excluding the date of such termination or reduction.

                           (f) If the Borrower or its Restricted Subsidiaries shall receive any Net Cash Proceeds from any Asset Sale which are not required to be deposited in the Asset Sale Proceeds Sub-Account, the Borrower will prepay the Revolving Credit Loans by the amount of such Net Cash Proceeds on the first date or dates after the date of such receipt on which the Borrower may make such prepayment without incurring an obligation to pay any additional amounts pursuant to subsection 2.16. Amounts prepaid pursuant to this paragraph (f) may be reborrowed only for the purpose of purchasing property or assets to be utilized in connection with the Borrower's national wireless network or, if not utilized for the foregoing purpose, for the purpose of providing sufficient funds to effect a Pro Rata Prepayment/ Commitment Reduction required by subsection 6.6 in connection with such Asset Sale.

                           2.8 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least one Business Days' prior irrevocable notice of such election, provided that if any such conversion of Eurodollar Loans is made on a day which is not the last day of an Interest Period with respect thereto the Borrower shall pay to the Administrative Agent on the date of such conversion accrued interest to the date of such conversion on the principal amount converted together with any amounts payable pursuant to subsection
         2.16. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan if a Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such a conversion is not appropriate and (ii) no Revolving Credit Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Revolving Credit Termination Date, and no Term Loan may be converted into a Eurodollar Loan after the date that is one month prior to the final maturity of the Term Loans.

                           (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that (i) no Eurodollar Loan may be continued as such if a Default or Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have determined that such a continuation is not appropriate and (ii) no Eurodollar Loan may be continued as such after the date that is one month prior to (A) the Revolving Credit Termination Date, in the case of Revolving Credit Loans or (B) the final maturity of the Term Loans, in the case of Term Loans, and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted pursuant to the immediately preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

                           2.9 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto, payable in arrears on each Interest Payment Date, at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

                           (b) Each ABR Loan shall bear interest for each day, payable in arrears on each Interest Payment Date, at a rate per annum equal to the ABR in effect on such day plus the Applicable Margin.

                           (c) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal, interest, fee or other amount shall bear interest at a rate per annum which is (A) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (B) in the case of any such overdue interest, fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, fee or other amount is paid in full (as well after as before judgment).

                           2.10 Computation of Interest and Fees. (a) Commitment fees and, whenever it is calculated on the basis of the ABR, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                           (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate based upon quotations from Reference Lenders pursuant to subsection 2.9(a).

                           (c) If any Reference Lender shall for any reason no longer have a Commitment or any Loans, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (after consultation with the Borrower and the Lenders) shall, by notice to the Borrower and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

                           (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of subsection 2.11, be determined on the basis of the quotations of the remaining Reference Lenders or Reference Lender.

                           2.11 Inability to Determine Interest Rate. If prior to the first day of any Interest Period (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period or (b) the Administrative Agent shall have received notice from the Requisite Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, then the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given, (i) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (ii) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and
         (iii) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. So long as such notice shall not have been withdrawn, the Administrative Agent shall use reasonable efforts to determine whether or not the circumstances which shall have caused such notice to be given continue to exist, and, if the Administrative Agent or the Requisite Lenders, as the case may be, shall at any time determine that such circumstances no longer exist, the Administrative Agent shall, as soon as practicable thereafter, notify the Lenders and the Borrower that the Administrative Agent is withdrawing such notice. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

                           2.12 Pro Rata Treatment and Payments. (a) Except as provided in subsection 2.18, each borrowing by the Borrower and any reduction of the Revolving Credit Commitments, Term Loan I Commitments or Term Loan II Commitments of the Lenders shall be made pro rata among the Lenders based on their respective Revolving Credit Commitments, Term Loan I Commitments or Term Loan II Commitments, as the case may be. Each payment by the Borrower on account of any commitment fee hereunder shall be distributed pro rata among the Lenders based on (i) their respective Available Commitments for each day during the period for which such payment is made and (iii) the Commitment Fee Rate in effect on each such day. Except as provided in subsection 2.17(b) or 2.18, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans, Tranche I Term Loans or Tranche II Term Loans shall be made pro rata among the Lenders according to the respective outstanding principal amounts of the Revolving Credit Loans, Tranche I Term Loans or Tranche II Term Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's Account, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment (including any prepayment) hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                           (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

                           2.13 Illegality. Notwithstanding any other provision herein, if the adoption after the date hereof of or any change after the date hereof in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.16.

                           2.14 Requirements of Law. (a) If the adoption after the date hereof of, or any change after the date hereof in, any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall  subject  any Lender to any tax of any kind
                  whatsoever with respect to this Agreement or any Eurodollar Loan or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.15 and taxes imposed on the overall net income of such Lender by the jurisdiction under the laws of which it is organized or the jurisdiction in which its principal office is located or in which its lending office applicable hereto is located); or

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate; or

                           (iii) shall impose on such Lender any other condi-tion;

         and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

                           (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof by any Governmental Authority or compliance by such Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Lender's or such Person's capital as a consequence of its obligations hereunder to a level below that which such Lender or such Person could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such Person's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                           (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection 2.14, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled; provided that the Borrower shall not be required to compensate a Lender pursuant to this subsection for any additional costs incurred more than three months prior to the date on which such Lender notifies the Borrower of such event giving rise to such additional costs and of such Lender's intention to claim compensation therefor; and provided, further, that, if any adoption or change of any Requirement in Law or other event giving rise to such claim for additional compensation is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof. A certificate as to any additional amounts payable pursuant to this subsection, accompanied by reasonably detailed information with respect to the method of calculating such additional amounts, submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive absent manifest error. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                           2.15 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes imposed in lieu of net income taxes imposed on the Administrative Agent or any Lender (or Transferee) as a result of a present or former connection between the Administrative Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender (or Transferee) hereunder or under any Note, (i) the Borrower will pay such Non-Excluded Taxes to the relevant Governmental Authority or political subdivision imposing such tax and (ii) the amounts so payable to the Administrative Agent or such Lender (or Transferee) shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof (a "Non-U.S. Lender") if such Lender fails to comply with the requirements of paragraph (b) or (c) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender (or Transferee) as a result of any such failure. The Borrower shall indemnify each Lender (or Transferee) and the Administrative Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Administrative Agent, as the case may be, and any penalties, interest and expenses arising therefrom or with respect thereto. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder; provided, however, that the Borrower shall not be required to indemnify any Non-U.S. Lender that fails to comply with the requirements of paragraph (b) or (c) of this subsection.

                           (b)  Each Non-U.S. Lender shall:

                                       (i)           in the case of a Lender (or
                           Transferee) that is a "bank" under Section 881
                           (c)(3)(A) of the Code;

                                                     (A) on or  before  the date
                                    on which the first payment  becomes  payable
                                    to it  hereunder  or under any Note (or,  in
                                    the case of a Participant,  on or before the
                                    date such Participant  becomes a Participant
                                    hereunder)  and on or before  the  date,  if
                                    any, such Lender (or Transferee) changes its
                                    applicable  lending  office by designating a
                                    different  lending  office  (a "New  Lending
                                    Office")  deliver  to the  Borrower  and the
                                    Administrative   Agent   (y)  two   properly
                                    completed and duly executed copies of United
                                    States Internal Revenue Service Form 1001 or
                                    4224, or successor  applicable  form, as the
                                    case  may be,  and (z) an  Internal  Revenue
                                    Service   Form  W-8  or  W-9,  or  successor
                                    applicable form, as the case may be;

                                                     (B) deliver to the Borrower
                                    and the  Administrative  Agent  two  further
                                    properly  completed and duly executed copies
                                    of any  such  form  or  certification  on or
                                    before  the  date  that  any  such  form  or
                                    certification  expires or  becomes  obsolete
                                    and  after  the   occurrence  of  any  event
                                    requiring  a change in the most  recent form
                                    previously  delivered  by it to the Borrower
                                    or  upon  the  reasonable   request  of  the
                                    Borrower or the Administrative Agent; and

                                                     (C) obtain such  extensions
                                    of time for filing and completing such forms
                                    or   certifications  as  may  reasonably  be
                                    requested by the Borrower;

                                      (ii)           in the case of a Lender or
                           a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

                                                     (A) on or  before  the date
                                    on which the first payment  becomes  payable
                                    to it  hereunder  or under any Note (or,  in
                                    the case of a Participant,  on or before the
                                    date such Participant  becomes a Participant
                                    hereunder)  deliver to the  Borrower and the
                                    Administrative  Agent (I) a statement  under
                                    penalties of perjury that such Lender (x) is
                                    not a "bank" under Section  881(c)(3)(A)  of
                                    the Code,  is not subject to  regulatory  or
                                    other  legal  requirements  as a bank in any
                                    jurisdiction,  and has not been treated as a
                                    bank for purposes of any tax, securities law
                                    or other  filing or  submission  made to any
                                    Governmental Authority, any application made
                                    to a rating agency or qualification  for any
                                    exemption from tax,  securities law or other
                                    legal requirements,  (y) is not a 10-percent
                                    shareholder  of  the  Borrower   within  the
                                    meaning of Section  881(c)(3)(B) of the Code
                                    and   (z)  is  not  a   controlled   foreign
                                    corporation   receiving   interest   from  a
                                    related person within the meaning of Section
                                    881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

                                                     (B) deliver to the Borrower
                                    and the  Administrative  Agent  two  further
                                    properly  completed and duly executed copies
                                    of  said   Form   W-8,   or  any   successor
                                    applicable  form on or before  the date that
                                    any  such  Form  W-8   expires   or  becomes
                                    obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the reasonable request of the Borrower; and

                                                     (C) obtain such  extensions
                                    of time for filing and completing such forms
                                    or   certifications  as  may  be  reasonably
                                    requested    by   the    Borrower   or   the
                                    Administrative Agent;

         unless in any such case any change in treaty, law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Participant, the date such Participant became a Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify
         (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 2.15(b)(i), that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 9.6 shall, upon the effectiveness of the related transfer, provide all of the forms and statements required pursuant to this subsection, provided that, in the case of a Participant, such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                           (c) Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that it will (i) take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's applicable lending office or otherwise) and (ii) otherwise reasonably cooperate with the Borrower to minimize amounts payable by the Borrower under this subsection.

                           (d) If any Lender shall receive a credit or refund from a taxing authority with respect to, and actually resulting from, an amount of Non-Excluded Taxes actually paid to or on behalf of such Lender by the Borrower including any interest received thereon (a "Tax Credit"), such Lender shall promptly notify the Borrower of such Tax Credit. If such Tax Credit is received by such Lender in the form of cash, such Lender shall promptly pay to the Borrower the amount so received with respect to the Tax Credit. If such Tax Credit is not received by such Lender in the form of cash, such Lender shall pay the amount of such Tax Credit not later than the time prescribed by applicable law for filing the return (including extensions of time) for such Lender's taxable period which includes the period in which such Lender receives the economic benefit of such Tax Credit. In any event, the amount of any Tax Credit payable by a Lender to the Borrower pursuant to this paragraph shall not exceed the actual amount of cash refunded to, or credits received and usable by, such Lender from a taxing authority. In determining the amount of any Tax Credit, a Lender may use such apportionment and attribution rules as such Lender customarily employs in allocating taxes among its various operations and income sources, and such determination shall be presumptively correct. The Borrower further agrees promptly to return to a Lender the amount paid to the Borrower with respect to a Tax Credit by such Lender if such Lender is required to repay, or is determined to be ineligible for, a Tax Credit for such amount.

                           2.16 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) failure by the Borrower to make a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) failure by the Borrower to make any prepayment of Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of or conversion from Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                           2.17 Change of Lending Office; Mandatory Assignment or Prepayment. (a) Each Lender agrees that if it makes any demand for payment under subsection 2.14 or 2.15(a), or if any adoption or change of the type described in subsection 2.13 shall occur with respect to it, it will use reasonable efforts (consistent with its generally applicable internal policy and its legal and regulatory restrictions and so long as such efforts would not in its reasonable judgment be materially disadvantageous to it) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.14 or 2.15(a) or would eliminate or reduce the effect of any adoption or change described in subsection 2.13.

                            (b) If the Borrower shall be required to pay any additional amounts or other payments to any Lender in accordance with subsection 2.14 or 2.15(a) or if any Lender shall, in accordance with subsection 2.13, no longer be obligated to make or maintain Eurodollar Loans hereunder, the Borrower may, at its own expense and in its sole discretion, unless such Lender has theretofore removed or cured the conditions which result in the obligation to pay such additional amounts or other payments or which result in such illegality, as the case may be, after reasonable notice to the Administrative Agent and such Lender, require such Lender to transfer or assign, in whole or in part, without recourse (in accordance with subsection 9.6), all or part of its interests, rights and obligations under this Agreement to another bank or financial institution reasonably acceptable to the Administrative Agent (provided that the Borrower, with the full cooperation of such Lender, can identify a bank or financial institution reasonably acceptable to the Administrative Agent which is ready, willing and able to be an Assignee with respect to thereto) which shall assume such assigned obligations (which Assignee may be another Lender, if such Assignee Lender accepts such assignment); provided that (A) the Assignee or the Borrower, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder, including, without limitation, any amounts owing pursuant to subsection
         2.16 and any amounts that would be owing under said subsection if such Loans were prepaid on the date of such assignment, and (B) such assignment does not conflict with any law, rule or regulation or order of any Governmental Authority.

                           2.18 Treatment of Certain Prepayments. (a) Notwithstanding anything to the contrary in this Agreement, in the event that (i) the Borrower shall be required pursuant to the provisions of a Bank Credit Facility (other than this Agreement), a Vendor Credit Facility or any instrument governing any other Indebtedness of the Borrower to offer to apply any specified amount toward the prepayment of the Term Loans or the reduction of the Revolving Credit Commitments or (ii) the Borrower is required to make any Pro Rata Payment Offer in a specified amount pursuant to the provisions of this Agreement, the Borrower may, at its option, either apply such specified amount toward prepayment of the Term Loans and the reduction of the Revolving Credit Commitments pro rata among the Lenders in accordance with the amounts of their respective Term Loans and Revolving Credit Commitments or follow the procedures set forth in this subsection. Not less than 10 nor more than 20 Business Days prior to the date (a "Specified Prepayment/Reduction Date") on which any such prepayment or Revolving Credit Commitment reduction is scheduled to be made, the Borrower shall deliver a Prepayment/Reduction Offer Notice to the Administrative Agent, which shall promptly thereafter deliver a copy thereof to each Lender. Each Lender receiving such Prepayment/Reduction Offer Notice shall indicate its acceptance or rejection of such offer (and, in the case of its acceptance, its Prepayment Acceptance Amount and/or its Reduction Acceptance Amount, as applicable) by delivering a Prepayment/Reduction Offer Response Notice to the Administrative Agent and the Borrower no later than four Business Days prior to the Specified Prepayment/Reduction Date set forth in the applicable Prepayment/Reduction Offer Notice; provided that the failure by such Lender to deliver a Prepayment/Reduction Offer Response Notice on or before the fourth Business Day prior to the Specified Prepayment/Reduction Date shall be deemed to constitute the acceptance of the full amount of such offer by such Lender. On such Specified Prepayment/Reduction Date, the Borrower shall prepay each Lender's Term Loans and/or reduce each Lender's Revolving Credit
         Commitment, as applicable, in an amount equal to such Lender's Prepayment Share and/or its Reduction Share, as applicable. The Administrative Agent shall calculate the amounts of the Term Loan prepayments or Revolving Credit Commitment reductions applicable to the respective Lenders required by this subsection.

                           (b) If at any time, as a result of the operation of this subsection, the Revolving Credit Loans shall no longer be held pro rata among the Lenders in accordance with their then respective Revolving Credit Commitments, the Borrower will, as soon as practicable thereafter as will not result in an obligation to pay additional amounts pursuant to subsection 2.16, make such prepayments and/or borrowings (which shall, notwithstanding anything in this Agreement to the contrary, be on a non-pro rata basis) as shall result in all Revolving Credit Loans, and all Revolving Credit Loans having the same Interest Period, being held pro rata among the Lenders in accordance with their respective Revolving Credit Commitments.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

                           To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

                           3.1 Financial Condition. (a) The audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1995, copies of which have heretofore been furnished to the Lenders, was prepared in accordance with GAAP and presents fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date. Such balance sheet and the notes thereto disclose all material liabilities of the Borrower and its consolidated Subsidiaries as at such date.

                           (b)  The  detailed   projections   contained  in  the
         Borrower's Confidential Information Memorandum dated July 1996 (the "Information Memorandum") were prepared in good faith on the basis of the assumptions described in the Information Memorandum, which assumptions were believed by the Borrower in good faith to be reasonable in light of conditions existing at the time of preparation thereof, and the Borrower has no knowledge of any event or circumstance that would cause it to change any such assumptions in any material respect as of the date hereof, it being understood by the Administrative Agent and the Lenders that actual results may vary from the projected results contained therein.

                           3.2 No Change. Since December 31, 1995, there has been no development or event, and no change in the business, assets, results of operations, financial condition or prospects of the Borrower and the Restricted Subsidiaries, taken as a whole, which has had or could reasonably be expected to have a Material Adverse Effect, except for operating losses contemplated by the Borrower's Business Plan Overview dated March 1996 which has previously been delivered to the Administrative Agent.

                           3.3 Existence; Compliance with Law. Each of the Borrower and its Restricted Subsidiaries (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has the power and authority, and has in effect all permits, approvals and other authorizations from all applicable Governmental Authorities, necessary to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and to own and operate Systems in the areas for which it has Licenses, (c) is duly qualified to do business and in good standing in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except to the extent that the failure of any of the statements set forth in subsection 3.3(b), (c) or (d) to be true and correct could not reasonably be expected to have a Material Adverse Effect.

                           3.4 Power; Authorization; Enforceable Obligations. The Borrower has the power to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary partnership action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required of the Borrower in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement other than those filings required to be made in connection with the perfection of the Liens created by the Security Documents. This Agreement has been duly executed and delivered on behalf of the Borrower. This Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           3.5 No Legal Bar. The execution, delivery and performance of this Agreement, the borrowings hereunder and the use of the proceeds thereof will not violate, result in a default under, or give rise to any acceleration, prepayment, repurchase or redemption obligation of the Borrower or any of its Restricted Subsidiaries as a result of, any Requirement of Law or Contractual Obligation of the Borrower or of any of its Restricted Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, other than the Liens created by the Security Documents.

                           3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority (other than the FCC, matters with respect to which are covered by subsection 3.22(b)) is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or
         (b) which  could  reasonably  be  expected  to have a Material  Adverse
         Effect.

                           3.7 No Default. Neither the Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                           3.8 Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property (including, without limitation, its partnership interests in the Special Purpose Subsidiaries), and none of such property is subject to any Lien except as permitted by subsection 6.3.

                           3.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all patents, trademarks, tradenames, service marks, copyrights, technology, know-how and processes used in or necessary for the conduct of its business except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending (or, to the knowledge of the Borrower, threatened) by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Borrower know of any valid basis for any such claim, except for any such claim which could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such infringements that could not reasonably be expected to have a Material Adverse Effect.

                           3.10 Taxes. Each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority which have become due and payable (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be).

                           3.11 Federal Regulations. No part of the proceeds of any Loans will be used in any manner which would result in a violation of Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or to buy or carry "margin stock" (as defined thereunder) or to refinance any Indebtedness incurred for such purpose.

                           3.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan, and each Single Employer Plan has complied in all respects with the applicable provisions of ERISA and the Code, except with respect to any such event or failure to comply where the liability which could reasonably be expected to be incurred would not have a Material Adverse Effect. No termination of a Single Employer Plan whose accrued benefits exceeded the assets thereof has occurred, and no Lien in favor of the PBGC or a Plan has arisen, and neither the Borrower nor any Commonly Controlled Entity has received a notice from the PBGC or a plan administrator of an intention to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which if such Plan then terminated could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, which in any event could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has received notice that any such Multiemployer Plan is in Reorganization or Insolvent, where the liability resulting therefrom could reasonably be expected to have a Material Adverse Effect.

                           3.13 Investment Company Act; Other Regulations. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness as contemplated hereby.

                           3.14 Subsidiaries; Parents. (a) The following constitute all the Subsidiaries of the Borrower as of the date hereof:
         (a) WirelessCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (b) EquipmentCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (c) RealtyCo (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo) and (d) Sprint Spectrum Finance Corporation, a Delaware corporation and a Wholly Owned Subsidiary of the Borrower. Sprint Spectrum Finance Corporation does not own or lease any material assets on the date hereof.

                           (b) The  sole  general  partner  of the  Borrower  is
         Holding, and the sole limited partner of the Borrower is MinorCo. As of the date hereof, Sprint Enterprises, L.P. (having a 40% economic interest in each of Holding and MinorCo), TCI Telephony Services, Inc. (having a 30% economic interest in each of Holding and MinorCo), Comcast Telephony Services (having a 15% economic interest in each of Holding and MinorCo) and Cox Telephony Partnership (having a 15% economic interest in each of Holding and MinorCo) are each general and limited partners of Holding and MinorCo, and there are no other partners of Holding or MinorCo. Sprint Enterprises, L.P. is a wholly owned Subsidiary of Sprint Corporation; TCI Telephony Services, Inc. is a wholly owned Subsidiary of Tele-Communications, Inc.; Comcast Telephony Services is a wholly owned Subsidiary of Comcast Corporation; and Cox Telephony Partnership is a wholly owned Subsidiary of Cox Communications, Inc.

                           (c) As of the date hereof, there is no issued or outstanding Capital Stock of the Borrower or any of its Subsidiaries other than the general partnership interests and limited partnership interests described in subsections 3.14(a) and (b). All outstanding Capital Stock of each Restricted Subsidiary is, except as described in subsection 3.14(a), owned by the Borrower and is free and clear of all Liens whatsoever (other than Liens created by the Security Documents). All of the Capital Stock of the Borrower is owned by the Persons described in subsection 3.14(b) and is free and clear of all Liens whatsoever.

                           (d) As of the date hereof: (i) all Licenses which are directly or indirectly owned by the Borrower or any of its Restricted Subsidiaries are owned, beneficially and of record, by WirelessCo, (ii) all Real Estate Assets (other than those which constitute Excluded Assets) which are directly or indirectly held by the Borrower or any of its Restricted Subsidiaries are directly held by RealtyCo; and (iii) all Personal Property Assets (other than those which constitute Collateral under the Security Documents or Excluded Assets) are directly owned by EquipmentCo.

                           3.15 Absence of Material Obligations. None of WirelessCo, RealtyCo and EquipmentCo has any material obligations or liabilities other than in connection with (a) the Guarantees, (b) any lease of real property which RealtyCo has entered into in the ordinary course of business and other obligations and liabilities incurred in the ordinary course of business which are incident to being the owner or lessee of real property, (c) in the case of EquipmentCo, obligations and liabilities under the Vendor Procurement Contracts, the rights and benefits of Holding under which have been assigned to it or (d) in the case of Wireless Co, its obligations to comply with the requirements of the Licenses.

                           3.16 Environmental Matters. (a) In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Restricted Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, could not reasonably be expected to have a Material Adverse Effect.

                           (b) The Borrower and its Restricted Subsidiaries have obtained all Environmental Permits with respect to the facilities and properties owned, leased or operated by the Borrower or any of its
         Restricted Subsidiaries (the "Properties"), and the Borrower and the Restricted Subsidiaries are in compliance with all Environmental Laws and all Environmental Permits, except to the extent that such failure to obtain any Environmental Permits and noncompliance with Environmental Laws and Environmental Permits could not reasonably be expected to have a Material Adverse Effect.

                           (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of the Borrower or its Restricted Subsidiaries, which Releases or threatened Releases could reasonably be expected to have a Material Adverse Effect.

                           (d) There are no past or present actions, omissions, activities, events, conditions or circumstances, including the Release, threatened Release, emission, discharge, generation, treatment, storage or disposal of Hazardous Substances at, from or under any location, that will give rise to liability of the Borrower or any of its Restricted Subsidiaries under any Environmental Law, except to the extent that such liability could not reasonably be expected to have a Material Adverse Effect.

                           3.17 Licenses. (a) On the date hereof, (i) the Borrower and its Restricted Subsidiaries hold all Licenses necessary on the date of this Agreement to operate a System in each of the MTA's listed on Schedule II, (ii) such Licenses have been duly issued by the FCC, are held by WirelessCo and are in full force and effect and (iii) the Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

                           (b) The Borrower and its Restricted Subsidiaries hold all Licenses to operate Systems in MTA's covering at least 120,000,000 Owned Pops, and such Licenses have been duly issued by the FCC, are held by WirelessCo and are in full force and effect; and the Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

                           3.18 Use of Proceeds. The Borrower will use the proceeds of the Loans to finance working capital needs, subscriber acquisition costs, capital expenditures and other general partnership purposes of the Borrower and its Restricted Subsidiaries.

                           3.19 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation (other than, in the case of clause (b) below, any restriction in any Secured Instrument on the ability of any Special Purpose Subsidiary to make cash distributions to the Borrower at any time when any Default or Event of Default or similar event shall have occurred and be continuing) applicable to the Borrower or any Restricted Subsidiary could reasonably be expected to (a) have a Material Adverse Effect or (b) limit the ability of any Restricted Subsidiary to pay dividends or to make distributions or advances to the Borrower or any other Restricted Subsidiary.

                           3.20 Regulation H. To the extent available, the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, flood insurance in such total amount as the Administrative Agent has from time to time reasonably required.

                           3.21 Accuracy of Disclosure. None of (a) the Information Memorandum or (b) any other information, report, financial statement or schedule furnished by or on behalf of the Borrower or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant to any Loan Document, taken as a whole, contains as of the date hereof, any material misstatement of fact or, as of the date hereof, omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that to the extent any such information, report, financial statement or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement or schedule.

                           3.22 FCC Compliance. (a) The Borrower and WirelessCo are in compliance with the Communications Act, except to the extent that the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

                           (b) The Borrower has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which could reasonably be expected to have a Material Adverse Effect.

                           (c) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect that could reasonably be expected to have a Material Adverse Effect, or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Borrower or WirelessCo under any License in any respect that could reasonably be expected to have a Material Adverse Effect.

                           (d) The Borrower and WirelessCo have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, and all such filings were when made true, correct and complete in all material respects, except to the extent that the failure of any of the statements made in this paragraph to be true and correct could not reasonably be expected to have a Material Adverse Effect.

                           (e) The Borrower has no reason to believe that Licenses covering at least 120,000,000 Owned Pops will not be renewed in the ordinary course.

                           3.23 Collateral. To the extent required by subsection 5.9, the Trustees hold pursuant to the Security Documents for the ratable benefit of the Secured Parties a legal, valid, enforceable and fully perfected Lien on all right, title and interest of the Borrower and each Restricted Subsidiary in any asset (other than Excluded Assets) and the proceeds thereof, and none of such assets is subject to any other Lien (except for Liens permitted by subsection 6.3). None of the assets held by any Special Purpose Subsidiary is subject to any Lien other than Liens permitted under subsections 6.3(a), (b), (c),
         (d), (e), (j), (k), (l), (m), (n) or (o), and none of the assets held by WirelessCo is subject to any Lien permitted by subsection 6.3(c) or
         (d).


                         SECTION 4. CONDITIONS PRECEDENT

                           4.1 Conditions to Initial Loans. The agreement of the Lenders to make the initial Loans is subject to the satisfaction of the following conditions precedent (which satisfaction must occur, if at all, prior to October 15, 1996):

                           (a) Credit Agreement.  The Administrative Agent shall
                  have received this Agreement executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender and the Administrative Agent.

                           (b) Capital Contribution Agreement. The Administrative Agent shall have received the Capital Contribution Agreement, duly executed by the Borrower and each Parent, and the Capital Contribution Agreement shall be in full force and effect.

                           (c)  Vendor  Procurement  Contracts;   Vendor  Credit
                  Facilities. The Administrative Agent shall have received from the Borrower a conformed copy, certified to be true and complete (in each case described in clauses (i) through (iv) below excluding (A) with respect to each Vendor Procurement Contract described in such clauses, certain provisions containing proprietary pricing and technological information that is confidential pursuant to agreements between the Borrower and the party to such Vendor Procurement Contract and
                  (B) with respect to each Vendor Credit Facility described in such clauses, fees and restrictions on the use of proceeds thereunder to finance items other than equipment provided by the Vendor party thereto that are confidential pursuant to agreements between the Borrower and the Vendor party to such Vendor Credit Facility), of (i) the Vendor Procurement Contract between the Borrower and Lucent Technologies Inc.,
                  (ii) the Vendor Procurement Contract between the Borrower and Northern Telecom Inc., (iii) the Vendor Credit Facility
                  between the Borrower and Lucent Technologies Inc., (iv) the Vendor Credit Facility between the Borrower and Northern Telecom Inc., and (v) any other agreement entered into by the Borrower or any Restricted Subsidiary that either (A) amends, waives or otherwise modifies in any material respect any of the material rights or obligations under such Vendor Procurement Contracts (other than change orders entered into in the ordinary course of business) or such Vendor Financing Agreements or (B) contains material Contractual Obligations (other than Contractual Obligations entered into in the ordinary course of business) with Lucent Technologies Inc. or Northern Telecom Inc., or any of their respective affiliates, or amends, waives or otherwise modifies in any material respect any of the material rights or obligations under such Contractual Obligations (other than change orders entered into in the ordinary course of business); and each of the agreements referred to in clauses (i) through (iv) above shall be in full force and effect, and all conditions precedent to the initial borrowing under each of the Vendor Credit Facilities referred to in clauses (iii) and (iv) above shall have been satisfied.

                           (d) Trust Agreement.  The Administrative  Agent shall
                  have received from the Borrower (i) the Trust Agreement, duly executed and delivered by the Borrower and the Trustee, (ii) evidence, in form and substance reasonably satisfactory to the Administrative Agent, that all documents and other instruments required to be delivered, and all other actions required to have been taken, pursuant to subsections 4.1, 4.8(a), 4.9(a) and 4.10(a) of the Trust Agreement shall have been so delivered or taken, as the case may be, (iii) conformed copies of all such documents and instruments referred to in clause
                  (ii) immediately preceding, and (iv) Acknowledgements and Consents, in the forms specified by the applicable Security Document and duly executed by each party thereto other than the Borrower or a Restricted Subsidiary, in respect of the Vendor Procurement Contracts (to the extent contemplated by the Vendor Procurement Contracts), the Trademark License Agreement and the Special Purpose Subsidiary Funding Agreements.

                           (e) Licenses. The Administrative Agent shall have received from the Borrower photocopies, certified to be true and complete, of the Licenses described in subsection 3.17, and all of such Licenses shall be fully paid for and shall be free and clear of all Liens.

                           (f) Partnership Agreements; Trademark License Agreement; Special Purpose Subsidiary Funding Agreements. The Administrative Agent shall have received from the Borrower conformed copies, certified to be true and complete, of (i) the partnership agreements of Holding, MinorCo, the Borrower, WirelessCo, EquipmentCo and RealtyCo, (ii) the Trademark License Agreement and (iii) the Special Purpose Subsidiary Funding Agreements, each of which shall be in full force and effect.

                           (g) Contributed  Capital.  The  Administrative  Agent
                  shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower to the effect that the Borrower and its Restricted Subsidiaries have received Contributed Capital net of any payments or distributions made by the Borrower or any Restricted Subsidiary to any Parent (or any Affiliate thereof) in an aggregate amount of at least $2,200,000,000.

                           (h) Partnership Proceedings of the Borrower. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Partnership Board of Holding authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents, (ii) the borrowings contemplated hereunder and (iii) the granting of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of Holding as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                           (i) Incumbency Certificate.  The Administrative Agent
                  shall have received, with a counterpart for each Lender, a certificate of Holding, dated the Closing Date, as to the incumbency and signature of the officers of Holding executing this Agreement, reasonably satisfactory in form and substance to the Administrative Agent, executed by the Secretary or any Assistant Secretary of Holding.

                           (j) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the follow-ing executed legal opinions:

                                         (i)           the executed legal opi-
                           nion of Simpson Thacher & Bartlett, counsel to the Borrower, substantially in the form of Exhibit B-1;

                                        (ii)           the executed legal opi-
                           nion of Charles R. Wunsch, Esq., Associate General Counsel of the Borrower, substantially in the form of Exhibit B-2; and

                                       (iii)  the  executed   legal  opinion  of
                           Morrison & Foerster LLP, special counsel to the Borrower with respect to FCC matters, substantially in the form of Exhibit B-3.

                           (k) Search Reports.  The  Administrative  Agent shall
                  have received copies of the results of recent searches by Persons reasonably satisfactory to the Administrative Agent of tax liens, judgments and Uniform Commercial Code records in all offices in which filings are required to be made in accordance with the provisions of subsection 4.9(a) of the Trust Agreement, and such searches shall reveal no Liens other than those permitted by subsection 6.3.

                           (l) Fees. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower to the Administrative Agent on or prior to the Closing Date.

                           (m) Financial Statements; Annual Budget. The Administrative Agent shall have received from the Borrower (i) the audited balance sheet referred to in subsection 3.1(a) and
                  (ii) a certificate dated the Closing Date and duly executed by a Responsible Officer of the Borrower certifying that attached thereto is the annual budget of the Borrower for the current fiscal year, that such annual budget has been approved by the Partnership Board of Holding and that such annual budget is consistent in all material respects with the Information
                  Memorandum and the information and projections contained therein.

                           4.2 Conditions to Each Loan. The agreement of the Lenders to make any Loan requested to be made by it on any date (including, without limitation, the initial Loan) is subject to the satisfaction of the following conditions precedent:

                           (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                           (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                           (c) Borrowing Request. The Administrative Agent shall have received a notice containing a request for such Loans if and as required by subsection 2.2.

         Each   borrowing  by  the  Borrower   hereunder   shall   constitute  a
         representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


                        SECTION 5. AFFIRMATIVE COVENANTS

                           The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Restricted Subsidiaries to:

                           5.1 Financial Statements. Furnish to the Admini-strative Agent, with a copy for each Lender:

                           (a) as soon as available,  but in any event within 90
                  days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Restricted Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, reported on (without a qualification arising out of the scope of the audit) by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing and setting forth in comparative form the figures for the previous fiscal year (provided, that no such comparison shall be required in respect of the statements of income and retained earnings and of cash flows for the 1996 fiscal year); and

                           (b) as soon as available,  but in any event not later
                  than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Restricted Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Restricted Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year (provided, that no such comparison shall be required in respect of the statements of income and retained earnings and of cash flows for any quarter in the 1996 fiscal year) and the figures for the Borrower's budget for the period covered thereby delivered pursuant to paragraph 5.2(d), certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

         all such financial statements shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

                           5.2 Certificates; Other Information. Furnish to th Administrative Agent, with a copy for each Lender:

                           (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor (and without performing any additional procedures with respect thereto) no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                           (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements contained in this Agreement and the other Loan Documents to be observed or performed by it and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate, (ii) setting forth computations in reasonable detail demonstrating compliance with the covenants contained in subsections 6.1 and 6.7 and (iii) if Floating GAAP used in the preparation of any such financial statements shall be different from Fixed GAAP, describing such differences and reconciling any differences in calculation of compliance with the covenants set forth in subsections 6.1 and 6.7 which may result from such differences in GAAP;

                           (c) concurrently with the delivery of the financial statements referred to in subsection 5.1(a) for each fiscal year commencing subsequent to December 31, 1996, a certificate of a Responsible Officer comparing (i) the figures in such financial statements with the corresponding figures in the Borrower's budget for such fiscal year delivered pursuant to subsection 5.2(d) and (ii) the figures in such financial statements for the fourth quarter of the fiscal year covered thereby with the corresponding figures in the Borrower's budget for such fiscal quarter delivered pursuant to subsection 5.2(d);

                           (d) as soon as possible,  the annual budget  prepared
                  pursuant to Holding's partnership agreement and approved by the Partnership Board of Holding for each fiscal year of the Borrower (which shall be presented on a quarterly basis for such fiscal year), commencing with its 1997 fiscal year, such budget to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such budget has been prepared using assumptions believed in good faith by the management of the Borrower to be reasonable at the time of such preparation;

                           (e) promptly after the filing thereof,  copies of all
                  proxy statements, all registration statements (other than those on Form S-8 relating to Plans) under the Securities Act of 1933, as amended, and all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by the Borrower;

                           (f) within five Business Days after the same are sent, a copy of any financial statement, report or notice which Holding, the Borrower or any Subsidiary of the Borrower sends to any Person under or pursuant to or in connection with any Vendor Credit Facility, any Vendor Procurement Contract, the Capital Contribution Agreement, the Trademark License Agreement and any indenture or note relating to the High Yield Debt, in each case if such statement, report or notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect; and, within five Business Days after the same are received by Holding, the Borrower or any Subsidiary of the Borrower, copies of all notices sent to any such Person under or pursuant to or in connection with any such agreement or instrument which notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect;

                           (g) within 45 days after the end of each fiscal quarter, a schedule listing (i) the aggregate number of Wireless Subscribers at the end of the preceding fiscal quarter, (ii) the aggregate number of Wireless Subscribers at the end of such fiscal quarter, (iii) the aggregate number of Wireless Subscribers whose service terminated during such fiscal quarter and (iv) the aggregate number of Wireless Subscribers added during such fiscal quarter; and

                           (h) promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request for itself or on behalf of any Lender.

                           5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, including all material taxes imposed upon it or upon its income or profits or in respect of its property, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Restricted Subsidiaries.

                           5.4 Conduct of Business; Maintenance of Existence; Compliance with Laws. Preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 6.5; comply in all material respects with all of its material Contractual Obligations (including, without limitation, obligations under any License) and material Requirements of Law, including, without limitation, the Communications Act; and not take any action, or fail to take any action, in any case if the result is (i) to subject the Borrower or any Restricted Subsidiary to any restrictions relating to FCC oversight that could reasonably be expected to result in a Material Adverse Effect or (ii) a violation of the foreign ownership provisions or any other provisions of the Communications Act that could reasonably be expected to result in a Material Adverse Effect.

                           5.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition, except where the failure to do so would not be reasonably expected to have a Material Adverse Effect; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

                           5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which entries in conformity with GAAP and all Requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business and activities; permit representatives of the Administrative Agent and any Lender to visit and inspect any of its properties at any reasonable time (upon reasonable advance notice) and as often as may be reasonably requested and examine and make abstracts from any of its books and records and to discuss with officers and employees of the Borrower and its Restricted Subsidiaries the business, assets, operations and financial condition of the Borrower and its Restricted Subsidiaries and, in particular, the annual budget delivered pursuant to subsection 5.2(d).

                           5.7 Notices. Promptly after any Responsible Officer has knowledge thereof, give notice to the Administrative Agent of:

                           (a) the occurrence of any Default or Event of De-fault;

                           (b)  any  default  or  event  of  default  under  any
                  Contractual Obligation of the Borrower or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

                           (c) any litigation or proceeding affecting the Borrower or any of its Restricted Subsidiaries which if adversely determined could reasonably be expected to have a Material Adverse Effect; and

                           (d) the following  events, as soon as possible and in
                  any event  within  30 days  after  the  Borrower  knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, where such event could reasonably be expected to have a Material Adverse Effect; and

                           (e) any other  development  that has  resulted in, or
                  could reasonably be expected to result in, a Material Adverse Effect.

         Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

                           5.8 Environmental Laws. (a) Comply with all applicable Environmental Laws and obtain and comply in all material respects with and maintain any Environmental Permits, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

                           (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

                           5.9 After-Acquired Assets. (a) Promptly (i) transfer to WirelessCo any License held by the Borrower or any Restricted Subsidiary (other than WirelessCo) and (ii) at the option of the Borrower, either (A) transfer (I) to EquipmentCo any Personal Property Assets (other than Direct-Lien Assets) hereafter acquired by the Borrower or any Restricted Subsidiary and any such Personal Property Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary (in each case other than any such Personal Property Assets constituting Excluded Assets), (II) to RealtyCo any Real Estate Assets hereafter acquired by the Borrower or any Restricted Subsidiary and any Real Estate Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any
         Restricted Subsidiary (in each case other than any such Real Estate Assets constituting Excluded Assets) and (III) to the Borrower any Direct-Lien Assets hereafter acquired by the Borrower or any Restricted Subsidiary and any Direct-Lien Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary (in each case other than any Direct-Lien Assets constituting Excluded Assets) or (B) create on terms reasonably acceptable to the Administrative Agent a perfected first priority security interest (subject to any Liens permitted by subsection 6.3 (other than those referred to in the definition of the term "Excluded Assets")) in favor of the Trustees for the benefit of the Secured Parties in such Personal Property Assets, Real Estate Assets or Direct-Lien Assets.

                           (b) Promptly create in favor of the Trustees for the benefit of the Secured Parties in accordance with the terms of the Security Documents a first priority perfected security interest (subject to any Liens permitted by subsection 6.3) in any Direct-Lien Assets of the Borrower or any Restricted Subsidiary (other than Excluded Assets) that are not subject to such a security interest, including with respect to Direct-Lien Assets that are acquired by the Borrower or any Restricted Subsidiary after the date hereof and Direct-Lien Assets of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary.

                           (c) Promptly create a mortgage on terms reasonably acceptable to the Administrative Agent in favor of the Trustees for the benefit of the holders of the Secured Obligations on any fee simple interests in real property having at the time of acquisition thereof a purchase price or fair market value greater than $15,000,000 (a "Mortgaged Property") of the Borrower or any Restricted Subsidiary (other than Excluded Assets) that are not so mortgaged, including Mortgaged Properties that are acquired by the Borrower or any Restricted Subsidiary after the date hereof and Mortgaged Properties of any Person that becomes a Restricted Subsidiary or is merged with or into or consolidated with the Borrower or any Restricted Subsidiary.

                           (d) Promptly cause (i) all Capital Stock of any Restricted Subsidiary (including, without limitation, any Restricted Subsidiary which shall be acquired by the Borrower in accordance with the provisions of subsection 6.8(c) or (d) or any Unrestricted Subsidiary which shall hereafter become a Restricted Subsidiary) to become Additional Collateral under and pursuant to the Trust Agreement and (ii) each Restricted Subsidiary to execute and deliver an "Additional Guarantee" under and pursuant to the Trust Agreement.

                           (e) Promptly execute, acknowledge and deliver any and all further documents, financing statements, agreements and instruments, and thereafter register, file or record or take further actions (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust), in each case at the Borrower's sole expense, that may be required under applicable law, or that the Requisite Lenders, the Administrative Agent or the Trustees may reasonably request, to effectuate the transactions contemplated by the Loan Documents and to grant, preserve, protect and perfect the validity and first priority of the Liens created or intended to be created by the Security Documents, including such Liens on the Mortgaged Properties, and the Direct-Lien Assets (other than Excluded Assets) and all the Capital Stock of each Restricted Subsidiary held by the Borrower or any other Subsidiary.

                           5.10 Interest Rate Protection. If on any Measurement Date the mean average of the six Eurodollar Rates determined for Interest Periods of one month commencing on such Measurement Date and on the first day of each of the five months preceding the month in which such Measurement Date occurs would be greater than 6.50%, (a) enter into, within 30 days of such Measurement Date, Interest Rate Agreements the effect of which, when considered together with all other Interest Rate Agreements then in effect, is to limit to a maximum rate appropriate in the reasonable judgment of the Borrower consistent with industry standards for an average weighted period, commencing on the date that is 30 days after such Measurement Date, of at least three years (provided that such period shall in no event be required to extend beyond the date which is the fifth anniversary of the Closing
         Date) the interest rate on Indebtedness in an aggregate principal amount equal to (but only if such amount is a positive number) (i) 40% of the aggregate amount of Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis outstanding on such Measurement Date less (ii) the aggregate amount of Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis outstanding on such Measurement Date that bears interest (whether or not required to be paid in cash) or with respect to which interest accretes at a fixed rate and either (A) matures after such period expires or (B) matures before such period expires and is supplemented by an Interest Rate Agreement which covers at least an equal amount of Indebtedness and which has a term which commences at or prior to such maturity and ends after such period expires and (b) deliver evidence of the execution and delivery of such Interest Rate Agreements to the Administrative Agent as soon as practicable following such execution and delivery; provided, however, that the Borrower shall have no obligations under this subsection after the first day on which the Special Payment Condition shall have been satisfied.

                           5.11 Fiscal Year. Cause its respective fiscal year to end on December 31 and its respective fiscal quarters to end on March 31, June 30, September 30 and December 31.

                           5.12 Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in subsection 3.18.

                           5.13 Insurance. Ensure that arrangements are in place so that the proceeds of any insurance policies with respect to assets held by any Special Purpose Subsidiary will be owned and paid directly to such Special Purpose Subsidiary.


                          SECTION 6. NEGATIVE COVENANTS

                           The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and (except with respect to subsection 6.1) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                           6.1  Financial Condition Covenants.

                           (a) Total Debt to Total Capitalization. Permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to (ii) Total Capitalization on such date to exceed the ratio set forth opposite such date:

                        ----------------------- ---------------------------
                               Date                     Ratio
                        ----------------------- ---------------------------
                              12/31/96                 .50 to 1
                        ----------------------- ---------------------------
                               3/31/97                 .55 to 1
                        ----------------------- ---------------------------
                               6/30/97                 .55 to 1
                        ----------------------- ---------------------------
                               9/30/97                 .57 to 1
                        ----------------------- ---------------------------
                              12/31/97                 .57 to 1
                        ----------------------- ---------------------------
                               3/31/98                 .60 to 1
                        ----------------------- ---------------------------
                               6/30/98                 .61 to 1
                        ----------------------- ---------------------------
                               9/30/98                 .61 to 1
                        ----------------------- ---------------------------
                              12/31/98                 .61 to 1
                        ----------------------- ---------------------------
                               3/31/99                 .62 to 1
                        ----------------------- ---------------------------
                               6/30/99                 .64 to 1
                        ----------------------- ---------------------------
                               9/30/99                 .66 to 1
                        ----------------------- ---------------------------
                              12/31/99                 .68 to 1
                        ----------------------- ---------------------------
                               3/31/00                 .69 to 1
                        ----------------------- ---------------------------
                               6/30/00                 .69 to 1
                        ----------------------- ---------------------------
                               9/30/00                 .70 to 1
                        ----------------------- ---------------------------
                              12/31/00                 .70 to 1
                        ----------------------- ---------------------------
                               3/31/01                 .70 to 1
                        ----------------------- ---------------------------
                               6/30/01                 .70 to 1
                        ----------------------- ---------------------------
                               9/30/01                 .70 to 1
                        ----------------------- --------------------------
                               12/31/01                .70 to 1
                        ----------------------- ---------------------------

                           (b) Total Debt to Annualized Adjusted EBITDA. Permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to (ii) Annualized Adjusted EBITDA for the period ending on such date to exceed the ratio set forth opposite such date:


                        ------------------------- ------------------------------
                                  Date                      Ratio
                        ------------------------- ------------------------------
                                12/31/98                   23.0 to 1
                        ------------------------- ------------------------------
                                 3/31/99                   14.0 to 1
                        ------------------------- ------------------------------
                                 6/30/99                   10.0 to 1
                        ------------------------- ------------------------------
                                 9/30/99                    8.0 to 1
                        ------------------------- ------------------------------
                                12/31/99                    6.0 to 1
                        ------------------------- ------------------------------
                                 3/31/00                    5.0 to 1
                        ------------------------- ------------------------------
                                 6/30/00                    4.5 to 1
                        ------------------------- ------------------------------
                                 9/30/00                    4.0 to 1
                        ------------------------- ------------------------------
                                12/31/00                    4.0 to 1
                        ------------------------- ------------------------------

                           (c) Total Debt to Annualized EBITDA. Permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to
         (ii) Annualized EBITDA for the period ending on such date to exceed the ratio set forth opposite such date:

                       -------------------------- ------------------------------
                               Date                         Ratio
                       ------------------------- -------------------------------
                              12/31/00                     11.0 to 1
                       ------------------------- -------------------------------
                               3/31/01                      8.5 to 1
                       ------------------------- -------------------------------
                               6/30/01                      7.5 to 1
                       ------------------------- -------------------------------
                               9/30/01                      7.0 to 1
                       ------------------------- -------------------------------
                              12/31/01                      6.0 to 1
                       ------------------------- -------------------------------
                             The last day of
                             each fiscal quarter
                             end thereafter                 5.0 to 1
                       ------------------------- -------------------------------

                           (d) Annualized EBITDA to Interest Expense. Permit the ratio of (i) Annualized EBITDA for the period ending on any of the dates set forth below to (ii) Interest Expense for the four consecutive fiscal quarters ending on such date to be less than the ratio set forth opposite such date:

                              -------------------------- -----------------------
                                          Date                 Ratio
                              -------------------------- -----------------------
                                       3/31/01                   1.25 to 1
                              -------------------------- -----------------------
                                       6/30/01                   1.25 to 1
                              -------------------------- -----------------------
                                       9/30/01                   1.50 to 1
                              -------------------------- -----------------------
                                       12/31/01                  2.00 to 1
                              -------------------------- -----------------------
                                       3/31/02                   2.25 to 1
                              -------------------------- -----------------------
                                       6/30/02                   2.25 to 1
                              -------------------------- -----------------------
                                 The last day of
                                 each fiscal quarter
                                 end thereafter                  2.50 to 1
                              -------------------------- -----------------------

                           (e) Capital Expenditures. Permit Capital Expendi-tures for any of the periods set forth below to exceed the amount set forth opposite such period:

                         Period                                Amount

                  Date of formation of the
                  Borrower through 12/31/98              $4,500,000,000

                  1/1/99 through 12/31/99                 1,000,000,000

                  1/1/00 through 12/31/00                 1,000,000,000

                  1/1/01 through 12/31/01                 1,000,000,000;

         provided that any permitted amount which is not expended in any of the periods specified above may be carried over for expenditure in any subsequent period.

                           (f) Covered Pops. Create, incur or assume any Indebtedness (other than Indebtedness permitted by paragraphs (b) and
         (h) of subsection 6.2) or Guarantee Obligations in respect of Indebtedness (other than Guarantee Obligations permitted by paragraph
         (b) of subsection 6.4) at any time after any of the dates set forth below if the number of Covered Pops on the last of such dates prior to the date of such incurrence is less than the number set forth opposite such last prior date:

                            Date                       Number

                           12/31/97                   80,000,000
                           12/31/98                   95,000,000
                           12/31/99                  105,000,000
                           12/31/00                  110,000,000

                           (g) Wireless Subscribers. Create, incur or assume any Indebtedness (other than Indebtedness permitted by paragraphs (b) and
         (h) of subsection 6.2) or Guarantee Obligations in respect of Indebtedness (other than Guarantee Obligations permitted by paragraph
         (b) of subsection 6.4) at any time after any of the dates set forth below if the average of the numbers of Wireless Subscribers in existence on the last of such dates prior to the date of such incurrence and on the last day of each of the three previous calendar quarters is less than the number set forth opposite such last prior date:

                             Date                      Number

                           12/31/97                    450,000
                            6/30/98                    850,000
                           12/31/98                    1,350,000
                            6/30/99                    2,300,000
                           12/31/99                    3,500,000


                           (h) Secured Obligations to Total Capitalization. Permit the ratio of (i) Secured Obligations on the last day of any fiscal quarter during any fiscal year set forth below to (ii) Total Capitalization on such last day to exceed the ratio set forth opposite such fiscal year:

                                   Fiscal Year                Ratio

                                      1996                   .45 to 1
                                      1997                   .55 to 1
                                      1998                   .60 to 1
                                      1999                   .65 to 1
                                      2000                   .65 to 1
                                      2001                   .65 to 1

                           6.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (subject to the provisions of subsection 6.1(f) and (g)):

                           (a) Indebtedness of the Borrower under this Agree-ment;

                           (b) Indebtedness of the Borrower to any Restricted Subsidiary (other than any Special Purpose Subsidiary) and of any Restricted Subsidiary (other than any Special Purpose Subsidiary) to the Borrower or any other Restricted Subsidiary;

                           (c) (i)  Indebtedness  of the Borrower and any of its
                  Restricted Subsidiaries (other than the Special Purpose Subsidiaries) incurred to finance the acquisition, construction, expansion or improvement of property or assets, whether pursuant to a loan, a Financing Lease or otherwise,
                  (ii) Indebtedness constituting obligations of the Borrower and its Restricted Subsidiaries (other than the Special Purpose
                  Subsidiaries) under Financing Leases arising out of sale-leaseback transactions; and (iii) (A) Indebtedness of a Person that is acquired by the Borrower or a Restricted Subsidiary (other than a Special Purpose Subsidiary), and which becomes a Restricted Subsidiary, after the date of this Agreement, (B) Indebtedness of an Unrestricted Subsidiary which becomes a Restricted Subsidiary after the date of this Agreement and (C) Indebtedness secured by property or assets acquired by the Borrower or any Restricted Subsidiary after the date of this Agreement, provided that such Indebtedness exists at the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be, and is not created in anticipation thereof; provided, however, that the aggregate principal amount of Indebtedness permitted by clauses (i), (ii) and (iii) of this paragraph at any one time outstanding shall not exceed 5% of then Total Capitalization;

                           (d) (i) Indebtedness of the Borrower under the Vendor
                  Credit  Facilities  described in subsections  4.1(c)(iii)  and
                  (iv), and (ii) Indebtedness of the Borrower under other Vendor Credit Facilities provided that the aggregate unpaid principal amount of Indebtedness permitted under this clause (ii) shall not exceed (x) $250,000,000 at any time prior to the date upon which the Borrower shall have 80,000,000 Covered Pops or (y) $500,000,000 at any time thereafter;

                           (e) Indebtedness of the Borrower  incurred to finance
                  the acquisition of handsets; provided that the aggregate principal amount of such Indebtedness shall not exceed $300,000,000 at any time outstanding;

                           (f) Indebtedness of the Borrower and its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) in existence on the date of this Agreement and listed on Schedule III;

                           (g)  the High Yield Debt;

                           (h)  Permitted Refinancing Indebtedness; and

                           (i) additional  Indebtedness  (including Indebtedness
                  of any type specifically described above in this subsection) of the Borrower and its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) provided, that (i) the Weighted Average Life thereof is not shorter than the Weighted Average Life of the Commitments, (ii) the terms of such Indebtedness and of any agreement entered into and of any instrument issued in connection therewith (including, without limitation, those relating to collateral (if any) and covenant protection) are not, taken as a whole, in the good faith judgment of the Borrower's management, materially less favorable to the Borrower than the terms and conditions of this Agreement and (iii) at the time of incurrence of any of the Indebtedness referred to in this paragraph, both before and after giving effect thereto, the Borrower shall be in Pro Forma Compliance; provided, further, that clauses (i) and (ii) of the preceding proviso shall be inapplicable to Indebtedness incurred pursuant to this paragraph for general partnership purposes of the Borrower in an aggregate principal amount at any time outstanding not exceeding $200,000,000.

                           6.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                           (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP;

                           (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                           (c) pledges or deposits in  connection  with workers'
                  compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                           (d) deposits to secure the performance of bids, trade
                  contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (e) easements, rights-of-way,  restrictions and other
                  similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property of the Borrower and its Restricted Subsidiaries taken as a whole or materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole;

                           (f) Liens securing  Indebtedness  of the Borrower and
                  its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) permitted by subsection 6.2(c)(i) incurred with respect to the property and assets described in said subsection, provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 270 days after the acquisition, construction, expansion or improvement to which such Indebtedness relates, (ii) the Indebtedness secured by such Liens does not exceed 100% of the cost of the acquisition, construction, expansion or improvement financed therewith and (iii) such Liens do not at any time encumber any property or assets other than the property and assets with respect to which such Indebtedness is incurred;

                           (g) Liens securing  Indebtedness  of the Borrower and
                  its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) permitted by subsection 6.2(c)(ii), provided that (i) such Liens and the Indebtedness secured thereby are incurred within 270 days after the purchase by the Borrower or such Restricted Subsidiary of the property or assets which is or are the subject of the sale-leaseback transaction to which such Indebtedness relates, (ii) the Indebtedness secured by such Liens does not exceed 100% of the purchase price of such property or assets and (iii) such Liens do not at any time encumber any property or assets other than the assets that are the subject of such sale-leaseback;

                           (h) Liens on the property or assets of a Person which
                  becomes a Restricted Subsidiary after the date of this Agreement or on property or assets acquired by the Borrower or any Restricted Subsidiary after the date of this Agreement, in each case securing Indebtedness permitted by subsection 6.2(c)(iii), provided that (i) such Liens exist at the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be, and are not created in anticipation thereof, (ii) any such Lien is not extended to cover any property or assets of such Person or any other property or assets of the Borrower or such Restricted Subsidiary, as the case may be, after the time such Person becomes a Restricted Subsidiary or such property or assets are acquired, as the case may be and (iii) the aggregate book value of such property or assets securing any such Indebtedness shall not exceed 200% of the amount of such Indebtedness;

                           (i) Liens in existence on the date of this  Agreement
                  and listed on Schedule IV and securing Indebtedness permitted by subsection 6.2(f), provided that no such Lien is extended to cover any additional property after the date of this Agreement and that the amount of Indebtedness secured thereby is not increased;

                           (j) Liens created pursuant to the Security Docu-ments;

                           (k) Liens of attachments, judgments or awards against
                  the Borrower or its Restricted Subsidiaries, as the case may be, with respect to which an appeal or proceeding for review shall be pending or a stay of execution shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, and in respect of which adequate reserves shall have been established in accordance with GAAP on the books of the Borrower or such Restricted Subsidiary;

                           (l) restrictions on the transfer of assets imposed by any of the Licenses or by the Communications Act or any other Requirement of Law;

                           (m) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

                           (n) the filing of financing statements regarding leases not prohibited by this Agreement;

                           (o) ground leases in respect of real property on which facilities owned or leased by the Borrower or its Re-stricted Subsidiaries are located;

                           (p) Liens on goods (and the documents of title related thereto) the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) and not prohibited by subsection 6.4, provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit;

                           (q) Liens on shares of the Capital Stock of Unre-stricted Subsidiaries; and

                           (r) additional  Liens which secure  Indebtedness  and
                  other obligations and liabilities of the Borrower and its Restricted Subsidiaries not exceeding $100,000,000 in the aggregate at any time outstanding, provided that the aggregate book value of the assets that are subject to the Liens described in this paragraph shall not exceed 150% of the principal amount of the Indebtedness secured thereby.

                           6.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation ex-cept (subject to subsection 6.1(f) and (g)):

                           (a) Guarantee Obligations of the Borrower in exi-stence on the date of this Agreement and listed on Schedule V;

                           (b) Guarantee Obligations incurred in the ordinary course of its business by the Borrower and its Restricted Subsidiaries (other than the Special Purpose Subsidiaries) in respect of Indebtedness and other obligations and liabilities of the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) not prohibited by this Agreement;

                           (c) Guarantee  Obligations  in respect of the undrawn
                  portion of the face amount of letters of credit issued for the account of the Borrower or any Restricted Subsidiary (other than the Special Purpose Subsidiaries) in the ordinary course of business in respect of obligations that do not constitute Indebtedness;

                           (d)  the Guarantees; and

                           (e) additional Guarantee  Obligations of the Borrower
                  and  its  Restricted  Subsidiaries  (other  than  the  Special
                  Purpose Subsidiaries) not exceeding $50,000,000 in the aggregate at any time outstanding;

         provided that neither the Borrower nor any Restricted Subsidiary shall be permitted to create, incur or assume any of the Guarantee Obligations referred to in paragraphs (c) and (e) of this subsection unless, after giving effect thereto, the Borrower would be in Pro Forma Compliance.

                           6.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, liquidate, dissolve or wind up and terminate itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except that, so long as, after giving effect thereto, the Borrower would be in Pro Forma Compliance:

                           (a) any Restricted Subsidiary (other than any Special
                  Purpose Subsidiary) may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) or with or into any one or more other Wholly Owned Restricted Subsidiaries (other than, if such Restricted Subsidiary has any Indebtedness or other liabilities, with or into any Special Purpose Subsidiary) (provided that the Wholly Owned Restricted Subsidiary or Wholly Owned Restricted Subsidiaries shall be the continuing or surviving entity or entities);

                           (b) any Wholly  Owned  Restricted  Subsidiary  (other
                  than any Special Purpose Subsidiary) may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any one or more other Wholly Owned Restricted Subsidiaries; provided that the liabilities of such selling, leasing, transferring or disposing Restricted Subsidiary are not transferred to or assumed by, and do not otherwise become liabilities of, any Special Purpose Subsidiary;

                           (c) the  Borrower may merge or  consolidate  with any
                  corporation with the result that the Borrower shall become a corporation; provided, that (i) the Borrower shall have provided to the Administrative Agent written notice of such merger or consolidation at least 10 Business Days prior to the consummation thereof, (ii) such corporation to survive such merger or consolidation shall confirm in writing to the Administrative Agent its agreement to be bound by the terms of this Agreement and the other Loan Documents as and to the extent that the Borrower is so bound, (iii) the Borrower and such corporation shall promptly take such other actions as the Administrative Agent shall request as reasonably necessary to ensure that the rights and benefits of the Lenders under this Agreement and the other Loan Documents, including with respect to the Liens created by the Security Documents, are in no way impaired or diminished and (iv) immediately after giving effect to such transaction on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be  incurred  in  connection  with  or in  respect  of such transaction) the surviving entity could incur $1.00 of additional Indebtedness pursuant to the terms of subsection 6.1(f) and (g); and

                                    (d)   the   Borrower   or   any   Restricted
                  Subsidiary (other than a Special Purpose Subsidiary) may effect pursuant to a merger or consolidation any Investment permitted by subsection 6.8(c) or (d) so long as the Borrower or such Restricted Subsidiary is the surviving entity.

                           6.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than the Borrower or any Wholly Owned Restricted Subsidiary, except:

                           (a) the sale or other disposition of inventory or any
                  other property in the ordinary course of business (provided that no sale of a License or any System shall be considered to be in the ordinary course of business);

                           (b)  as permitted by subsection 6.5(b);

                           (c) so  long  as  after  giving  effect  thereto  the
                  Borrower is in Pro Forma Compliance, any Asset Sale (other than any sale of receivables permitted by subsection 6.6(f)) the aggregate fair market value of the property and assets that are the subject of which is equal to or less than $25,000,000; provided that (i) if such Asset Sale includes one or more Licenses and, after giving effect thereto, the then aggregate number of Owned Pops would be less than 120,000,000, such Asset Sale shall have been approved by the Requisite Lenders and (ii) if the aggregate fair market value of the property and assets sold or otherwise disposed of pursuant to this paragraph during any period of two consecutive calendar years shall exceed $100,000,000, the Net Cash Proceeds of such excess property and assets, to the extent not applied to purchase other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network within 270 days from the date of the applicable Asset Sale, shall be applied to effect a Pro Rata Prepayment/Commitment Reduction;

                           (d) so  long  as  after  giving  effect  thereto  the
                  Borrower is in Pro Forma Compliance, any Asset Sale (other than any sale of receivables permitted by subsection 6.6(f)) the aggregate fair market value of the property and assets that are the subject of which are in excess of $25,000,000, provided that, (i) if such Asset Sale includes one or more Licenses and, after giving effect thereto, the then aggregate number of Owned Pops would be less than 120,000,000, such Asset Sale shall have been approved by the Requisite Lenders,
                  (ii) to the extent the Net Cash Proceeds of such Asset Sale are in excess of $100,000,000, such excess Net Cash Proceeds shall be deposited in the Asset Sale Proceeds Sub-Account, from which the Borrower may withdraw and apply such funds, together with all earnings thereon, to the purchase, within 270 days from the date of the applicable Asset Sale, of other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, (iii) the Borrower may apply such Net Cash Proceeds (whether or not required to be deposited in the Asset Sale Proceeds Sub-Account as described above) to purchase other property or assets to be utilized in connection with the Borrower's national wireless telecommunications network if the Borrower shall (A) notify the Administrative Agent reasonably promptly following the completion of such Asset Sale that it intends to do so and (B) deliver to the Administrative Agent evidence that the Borrower has, within 270 days from the date of such Asset Sale, in fact done so and (iv) if and to the extent that the aggregate amount of the Net Cash Proceeds of all such Asset Sales described in this paragraph that are not used as specified in clause (iii) of this proviso, such amount shall be applied to effect a Pro Rata Prepayment/Commitment Reduction;

                           (e) so  long  as  after  giving  effect  thereto  the
                  Borrower is in Pro Forma Compliance, any Asset Swap, provided that, (i) if such Asset Swap includes one or more Licenses and, after giving effect thereto, the then aggregate number of Owned Pops would be less than 120,000,000, such Asset Swap shall have been approved by the Requisite Lenders and (ii) if and to the extent that the Borrower and its Restricted Subsidiaries receive consideration for the System or Systems transferred by them in connection with such Asset Swap that is in addition to the System or Systems received in exchange therefor, such Asset Swap shall be deemed to be an Asset Sale and shall be permitted only if the provisions of subsection 6.6(c) or 6.6(d) (whichever shall be applicable) shall be complied with in connection therewith;

                           (f) sales of  receivables,  provided  that (i) in the
                  case of any such sales completed prior to the date upon which the Special Payment Condition shall be satisfied, (A) the Net Cash Proceeds thereof shall be applied to effect a Pro Rata Prepayment/Commitment Reduction or (B) a Pro Rata Payment Offer in an amount equal to such Net Cash Proceeds shall be made to all the Lenders and (ii) in the case of any such sales completed on or subsequent to the date upon which the Special Payment Condition shall be satisfied, the Net Cash Proceeds thereof shall be used (A) to prepay Secured Obligations or (B) for general purposes of the Borrower and its Restricted Subsidiaries;

                           (g)  as permitted by subsection 6.7;

                           (h) the sale of any shares of the Capital Stock of any Unrestricted Subsidiary; and

                           (i) the sale of any  assets  in  connection  with any
                  sale and leaseback transaction, provided (i) that such sale occurs within 270 days after the purchase by the Borrower or such Restricted Subsidiary of such asset and (ii) in the case of any such sale and leaseback transaction pursuant to an operating lease, the asset subject to such sale and leaseback transaction was not acquired with the Net Cash Proceeds of any Asset Sale that the Borrower would have been required to apply to effect a Pro Rata Prepayment/Commitment Reduction if such Net Cash Proceeds had not been applied to purchase such asset;

         provided, that in each case described in paragraphs (c), (d) and (f) and, to the extent an Asset Sale is involved, (e) of this subsection, the consideration received by the Borrower or its Restricted Subsidiaries for such Asset Sale shall be cash, Cash Equivalents, promissory notes, other deferred payment obligations and property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, provided, further, that at least 80% of such consideration shall consist of cash, Cash Equivalents and/or property or assets to be utilized in connection with the Borrower's national wireless telecommunications network, and provided, still further, that the aggregate outstanding principal amount of such promissory notes and other deferred payment obligations held by the Borrower and its Restricted Subsidiaries shall not exceed $250,000,000 at any time. Anything in this subsection to the contrary notwithstanding, in no event may the Borrower or any Restricted Subsidiary sell, assign or otherwise dispose of any Capital Stock of any Special Purpose Subsidiary or any rights under either Vendor Procurement Contract, the Trademark License Agreement, any Special Purpose Subsidiary Funding Agreement or the Capital Contribution Agreement.

                           6.7 Limitation on Restricted Payments. Pay any distributions (other than distributions payable solely in Capital Stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such payments, prepayments, distributions, setting apart, purchases, redemptions, defeasances, retirements and acquisitions and distributions being herein called "Restricted Payments"), except that
         (a) the Borrower may make any Restricted Payment constituting a distribution of any ownership interest it may hold in APC, (b) any Restricted Subsidiary may make cash distributions to the Borrower and/or any Wholly Owned Restricted Subsidiary, provided that no distribution referred to in this clause (b) shall be permitted to be made by any Special Purpose Subsidiary if any Default or Event of Default shall have occurred and be continuing or would result therefrom, and (c) if no Default or Event of Default shall have occurred and be continuing or would result, after giving effect thereto, the Borrower may make Restricted Payments:

                        (i) so long as the  Borrower  is a  partnership,  to the
                  extent of the amount of Federal, state and local income taxes assumed to be payable by the Borrower in any fiscal year in respect of the income of the Borrower and its Subsidiaries for such fiscal year if the Borrower were a corporation subject to taxation as such for such fiscal year (calculated at the maximum applicable Federal corporate income tax rate plus an assumed state and local tax rate of 5%), provided that (x) nothing in this paragraph (i) shall be deemed to permit any such Restricted Payment for the purpose of paying any tax liabilities of the Parents resulting from the conversion of the Borrower from partnership to corporate form and (y) no Restricted Payment shall be permitted under this paragraph (i) unless after giving effect thereto, the Special Payment Condition shall be satisfied;

                       (ii) to the extent necessary to provide the issuer of any
                  Specified Affiliate Debt with amounts sufficient to pay principal, interest and other amounts then required to be paid under the terms of such Specified Affiliate Debt, if at the time such distribution is made, the Borrower is in Pro Forma Compliance; and

                      (iii) to the extent that (x) after giving effect  thereto, the Special Payment Condition shall be satisfied and (y) the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Restricted Payment.

                           6.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (such advances, loans, extensions of credit, capital contributions, purchases and investments being herein called "Investments"), any Person, except:

                           (a) extensions of trade credit in the ordinary course of business;

                           (b)  Investments in Cash Equivalents;

                           (c) any  Investment by the Borrower or any Restricted
                  Subsidiary  (other than any  Special  Purpose  Subsidiary)  in
                  Persons engaged in the telecommunications business or businesses related thereto, provided that (i) such Person, if it shall be a Subsidiary, shall become a Restricted Subsidiary unless (A) such Person or assets shall be acquired with (I) proceeds of capital contributed to the Borrower expressly for such purpose and/or (II) funds of the Borrower in such amount that, after giving effect thereto, the Special Payment Condition shall be satisfied, provided that the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Investment and (B) the Borrower designates such Person, by notice to the Administrative Agent, as an Unrestricted Subsidiary and (ii) immediately prior and after giving effect to such Investment, the Borrower is in Pro Forma Compliance;

                           (d) any  Investment by the Borrower or any Restricted
                  Subsidiary (other than any Special Purpose Subsidiary) in Persons not engaged in the telecommunications business or businesses related thereto if, after giving effect thereto, the aggregate amount of such Investments then held by the Borrower and its Restricted Subsidiaries does not exceed (x) at any time prior to the date on which the Special Payment Condition shall have occurred, $50,000,000, or (y) thereafter, 5% of then Total Capitalization; provided that (i) such Person, or the Person which shall become the owner of any assets acquired in connection with such Investment, shall become a Restricted Subsidiary unless (A) such Person or assets shall be acquired with (I) proceeds of capital contributed to the Borrower expressly for such purpose and/or
                  (II) funds of the Borrower in such amount that after giving effect thereto, the Special Payment Condition shall be satisfied, provided that the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such Investment and
                  (B) the Borrower designates such Person, by notice to the Administrative Agent, an Unrestricted Subsidiary and (ii) immediately prior and after giving effect to such Investment, the Borrower is in Pro Forma Compliance;

                           (e) any  Investment  arising from the  acquisition by
                  the Borrower and its Restricted Subsidiaries of any System or Systems in connection with any Asset Swap, provided that (i) to the extent that the Borrower and its Restricted Subsidiaries give consideration for the System or Systems acquired by them in connection with such Asset Swap that is in addition to the System or Systems transferred by them in exchange therefor, such Asset Swap shall be deemed to constitute an Investment and shall be permitted only if the provisions of subsection 6.6(e) and 6.8(c) shall be complied with in connection therewith and (ii) immediately prior and after giving effect to such Investment the Borrower is in Pro Forma Compliance;

                           (f) loans and  advances to  employees of the Borrower
                  and its Restricted Subsidiaries in an aggregate principal amount outstanding not to exceed $10,000,000 at any one time outstanding;

                           (g)  Investments  by the  Borrower in its  Restricted
                  Subsidiaries and Investments by any Restricted Subsidiary (other than any Special Purpose Subsidiary) in the Borrower or by any Restricted Subsidiary (other than any Special Purpose Subsidiary) in any other Restricted Subsidiary; and

                           (h) promissory notes and other deferred payment obligations that constitute proceeds of Asset Sales that are permitted by subsection 6.6.

                           6.9 Limitation on Transactions with Affiliates. Enter into any transaction or agreement, or participate in any arrangement, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction, agreement or arrangement is (a) not prohibited by this Agreement, (b) in the ordinary course of the Borrower's or such Restricted Subsidiary's business, and (c) upon terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained on an arm's length basis from a Person which is not an Affiliate.

                           6.10 Limitation on Lines of Business; Liabilities of Subsidiaries. (a) Enter into any business, either directly or through any Restricted Subsidiary, except for the telecommunications business and businesses which are related thereto and in any business which the Borrower or any Restricted Subsidiary enters into as a result of an Investment permitted pursuant to subsection 6.8(d).

                           (b)   Permit   WirelessCo   to  incur  any   material
         liabilities (other than the Guarantee executed by it) or to engage in any business or activities other than the holding of Licenses.

                           (c) Permit EquipmentCo to incur any material liabilities (other than the Guarantee executed by it and liabilities under the Vendor Procurement Contracts) or to engage in any business or activities other than the owning of Personal Property Assets and the leasing thereof to the Borrower.

                           (d) Permit RealtyCo to incur any material liabilities (other than the Guarantee executed by it and other liabilities incurred in the ordinary course of business which are incident to being the owner or lessee of real property) or to engage in any business or activities other than the owning or leasing, as lessee, of Real Estate Assets and the leasing, as lessor, or, as the case may be, subleasing, as sublessor, thereof to the Borrower.

                           6.11 Limitation on Prepayments of Certain Indebted-ness.

                           (a) Prepay or set aside any funds as a sinking fund for the prepayment of, or redeem, defease or acquire, any Indebtedness permitted by subsections 6.2(d)(i), (f), (g), (h) or (except to the extent incurred as permitted by the second proviso thereto) (i), except
         (i) pursuant to a Pro Rata Payment Offer to all holders of Secured Obligations or to less than all of such holders (provided that such lesser group of holders includes all the Lenders) or pursuant to a Pro Rata Prepayment/Commitment Reduction, (ii) with (A) proceeds of Permitted Refinancing Indebtedness, (B) proceeds of capital contributed to the Borrower expressly for such purpose and/or (C) funds of the Borrower in such amount that after giving effect thereto, the Special Payment Condition shall be satisfied, provided that, in the case of this clause (ii)(C), the Borrower shall have made a Pro Rata Payment Offer in an amount equal to such amount, (iii) a prepayment of any Indebtedness issued subsequent to the date hereof pursuant to subsection 6.2(h) or (i) if, had such Indebtedness, when created,
         included  a  scheduled   amortization  payment  on  the  date  of  such
         prepayment that was in an amount equal to such prepayment, such Indebtedness would have contained no provisions which would have caused such Indebtedness not to comply with such subsection or (iv) a prepayment of any committed revolving credit facility to the extent that the commitments to lend thereunder are not reduced in connection therewith.

                           (b) Enter into any amendment or other Contractual Obligation (including any mandatory prepayment or similar provision) that has the effect of shortening the maturity of any Indebtedness permitted by subsections 6.2(d)(i), (f), (g), (h) or (except to the extent incurred as permitted by the second proviso thereof) (i); provided, however, that nothing in this subsection shall be deemed to limit the ability of the Borrower to amend the terms of, or enter into any such Contractual Obligation with respect to, any Indebtedness issued subsequent to the date hereof pursuant to subsection 6.2(h) or
         (i) if, after giving effect to such amendment or Contractual Obligation, such Indebtedness (as modified by such Contractual Obligation) shall contain no provisions which would have caused such Indebtedness not to comply with such subsection if such provisions had been included in the terms and conditions of such Indebtedness when originally incurred.

                           6.12 Limitation on Certain Amendments. Amend or otherwise modify or waive, or permit to be amended, supplemented or otherwise modified or waived, in any manner that is materially adverse to the interests of the Lenders, any provision of any of (a) the Capital Contribution Agreement, (b) the Trademark License Agreement,
         (c) the Vendor Procurement Contracts, (d) the partnership agreement of the Borrower, (e) the Special Purpose Subsidiary Funding Agreements or
         (f) the partnership agreement of Holding.

                           6.13 Limitation on Designation of Secured Obligations. Designate any Indebtedness as Secured Obligations under the Trust Agreement other than (a) the Loans, (b) the Vendor Credit Facilities, (c) Interest Rate Agreement Obligations (i) under any Interest Rate Agreement to which a Lender or any lender under a Vendor Credit Facility or other Bank Credit Facility is the counterparty or
         (ii) related to Secured Obligations, (d) Permitted Refinancing Indebtedness or (e) Indebtedness permitted by subsection 6.2(i); provided that in no event shall any Indebtedness secured by a Lien permitted under subsection 6.3(f), (g), (h), (i), (p), (q) or (r) be designated as a Secured Obligation.

                           6.14 Hedging Arrangements. Enter into any interest rate swap agreement, foreign currency exchange agreement or other interest rate or foreign currency hedging arrangement other than an Interest Rate Agreement or a Currency Rate Agreement.


                          SECTION 7. EVENTS OF DEFAULT

                           If any of the  following  events  shall  occur and be
continuing:

                           (a) the Borrower  shall fail to pay any  principal of
                  any Loan when such principal becomes due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                           (b) any  representation  or  warranty  made or deemed
                  made by the Borrower or any other Loan Party in this Agreement or in any other Loan Document or by any Parent in the Capital Contribution Agreement or which is contained in any certificate, document or financial or other statement furnished by it or on its behalf at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, and, if the facts and circumstances resulting in such breach are capable of being remedied within 30 days such that the rights and interests of the Lenders and the creditworthiness of the Borrower reflected in such representation or warranty would be the same after giving effect to such remedy as they would have been if such representation or warranty had originally been true, such facts and circumstances shall not have been so remedied within such 30-day period; or

                           (c) the Borrower  shall default in the  observance or
                  performance of any agreement contained in subsection 5.4 (with respect to the existence of the Borrower and the Special Purpose Subsidiaries only), 5.7(a) or 5.12 or Section 6; or

                           (d) the Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a), (b) and (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the first date on which a Responsible Officer of the Borrower first learns of such default and (ii) receipt by the Borrower of notice thereof from the Administrative Agent or any Lender; or

                           (e) the Borrower or any Restricted  Subsidiary  shall
                  (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans), any Guarantee Obligation in respect of Indebtedness or any Hedging Agreement Obligation beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness, Guarantee Obligation or Hedging Agreement Obligation was created; or
                  (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness, Guarantee Obligation or Hedging Agreement Obligation, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness, Guarantee Obligation or Hedging Agreement Obligation (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation or Hedging Agreement Obligation to become payable; provided, however, that no Event of Default shall occur under this paragraph unless the aggregate principal amount of Indebtedness or Guarantee Obligations, or the aggregate amount of Hedging Agreement Obligations, in respect of which any such default or defaults shall occur is in excess of the lesser of (A) $50,000,000 and (B) 10% of the sum of the aggregate then outstanding principal amount of all Indebtedness and (without duplication of underlying Indebtedness) Guarantee Obligations and aggregate then outstanding Hedging Agreement Obligations of the Borrower and its Restricted Subsidiaries; or

                           (f) (i) the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding shall commence any case, proceeding or other action
                  (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding shall make a general assignment for the benefit of its creditors; or
                  (ii) there shall be commenced against the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower, any Restricted Subsidiary, MinorCo or (so long as the Borrower remains a partnership) Holding shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                           (g) (i) any Parent shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Parent shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Parent any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Parent any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Parent shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) any Parent shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; provided, however, that no Event of Default shall occur under this paragraph if (x) all amounts to be contributed to the capital of the Borrower pursuant to the Capital Contribution Agreement have been so contributed or (y) within 30 days after an Event of Default would otherwise occur pursuant to this paragraph (g) as a result of one of the events enumerated above with respect to any Parent, one or more of the other Parents shall have assumed all the obligations of such affected Parent under the Capital Contribution Agreement in writing in form and substance reasonably satisfactory to the Administrative Agent; or

                           (h) (i) any Person  shall  engage in any  "prohibited
                  transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Requisite Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA or (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                           (i) one or more judgments or decrees shall be entered
                  against the Borrower or any Restricted Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of an amount in excess of the lesser of (A) $50,000,000 and (B) 10% of the aggregate then outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis, and each such judgment or decree shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                           (j) (i) any of the  Security  Documents  shall cease,
                  for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to such Security Document shall so assert in writing or (ii) except in accordance with the terms thereof or of any other Loan Document, the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                           (k) any Guarantee shall cease, for any reason, to b in full force and effect or the Guarantor party thereto shall so assert in writing; or

                           (l) the Capital  Contribution  Agreement shall cease,
                  for any reason, to be in full force and effect prior to the date on which all amounts required to be contributed thereunder have been contributed to the Borrower, or any Parent shall so assert in writing; or

                           (m) the Borrower's right to use the "Sprint" trade-mark pursuant to the Trademark License Agreement shall termi-nate; or

                           (n) any termination, revocation or non-renewal by the
                  FCC of one or more Licenses of the Borrower or its Restricted Subsidiaries if, after giving effect thereto, the aggregate number of Owned Pops is less than 120,000,000; or

                           (o) the commencement by the Trustee of foreclosure proceedings with respect to any of the Collateral while a No-tice of Enforcement is in effect; or

                           (p) the  failure of the full  amount of any  required
                  capital contribution to be made under the Capital Contribution Agreement for a period of more than 30 days after the date when due; or

                           (q)  any Change in Control;

         then, and in any such event, (i) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section 7 with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (ii) if such event is any other Event of Default, either or both of the following actions may be taken:
         (A) with the consent of the Requisite Lenders, the Administrative Agent may, or upon the request of the Requisite Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (B) with the consent of the Requisite Lenders, the Administrative Agent may, or upon the request of the Requisite Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                       SECTION 8. THE ADMINISTRATIVE AGENT

                           8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the administrative agent of such Lender under this Agreement and the other Loan Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this
         Agreement, the Administrative Agent shall not have any duties or responsibilities to any Lender, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities to any Lender shall be read into this Agreement or otherwise exist against the Administrative Agent. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby agree that no co-agent shall have any rights, duties or responsibilities in its capacity as co-agent hereunder and that no co-agent shall have the authority to take any action hereunder in its capacity as such.

                           8.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible to any Lender for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                           8.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any Lender for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement, any other Loan Document or any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                           8.4  Reliance  by  the   Administrative   Agent.  The
         Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent with reasonable care. The Administrative Agent may deem and treat the payee of any Loan or Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                           8.5 Notice of Default. The Administrative Agent shall
         not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Requisite Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                           8.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder and under the Trust Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                           8.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any other Loan Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

                           8.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder or under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

                           8.9 Successor Administrative Agent. The Administrative Agent may resign as Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Requisite Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent (provided that it shall have been approved by the Borrower, which approval shall not be unreasonably withheld) shall succeed to the rights, powers and duties of the Administrative Agent. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                            SECTION 9. MISCELLANEOUS

                           9.1 Amendments and Waivers. (a) Neither this Agreement, the other Loan Documents nor any terms hereof or thereof may be amended, supplemented or otherwise modified or waived except in accordance with the provisions of this subsection. The Requisite Lenders may, from time to time, (i) enter into with the Borrower written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Lenders or of the Borrower hereunder or (ii) waive, on such terms and conditions as the Requisite Lenders may specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) reduce the amount or extend the scheduled date of maturity of any installment of any Loan provided for in subsection 2.7(b) or of any required Commitment reduction provided for in subsection 2.7(a) or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of such Lender, (B) amend, modify or waive any provision of this subsection or subsection 9.15 hereof or reduce the percentage specified in the definition of Requisite Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders, or (C) amend, modify or waive any provision of Section 8 without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                           (b)  The  Trust  Agreement,  any  Guarantee  and  any
         Security  Document and any  Acknowledgement  and Consent referred to in
         Section 4.11 of any Security Agreement listed on Schedule III of the Trust Agreement may only be amended, supplemented or otherwise modified, and any provision thereof may only be waived, in accordance with subsection 9.3 of the Trust Agreement, provided, however, that, until the first date upon which neither Lucent Technologies Inc. nor Northern Telecom Inc. or their Affiliates holds loans and commitments under the Vendor Credit Facility referred to in subsection 4.1(c) to which it is a party which constitute more than 50% of the aggregate amount of the loans and commitments under such Vendor Credit Facility, no such amendment, supplement, modification or waiver shall be effective without the consent of the Requisite Lenders; and provided, further, that (i) in no event shall any Collateral (other than any Collateral which is the subject of any Asset Sale permitted by subsection 6.6) or Guarantee be released without the consent of Lenders whose Percentages aggregate at least 75%, as provided in subsection
         9.15 and (ii) subsection 9.3(a) of the Trust Agreement may not be amended, nor may any of the amendments referred to in clause (i) (B) of the proviso to subsection 9.3(a) of the Trust Agreement be made, without the consent of all the Lenders.

                           9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand or by courier, when delivered, (b) in the case of delivery by mail, five days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when received in legible form, addressed as follows in the case of the Borrower, the Vendor and the Administrative Agent, and in the case of the other parties hereto, to such other address as may be hereafter notified by the respective parties hereto:

                  The Borrower:             Sprint Spectrum L.P.
                                            4717 Grand Avenue, 5th Floor
                                            Kansas City, Missouri  64112
                                            Attention:  Treasurer
                                            Fax:  (816) 559-3550

                                            with a copy to:

                                            Sprint Spectrum L.P.
                                            4900 Main Street, 12th Floor
                                            Kansas City, Missouri  64112
                                            Attention:  General Counsel
                                            Fax:  (816) 559-2591

                  The Administrative
                     Agent:                 The Chase Manhattan Bank
                                            One Chase Manhattan Plaza
                                            New York, New York  10018
                                            Attention:  John Huber
                                            Fax:  (212) 552-4266

         provided   that  any   notice,   request  or  demand  to  or  upon  the
         Administrative  Agent or the Lenders  pursuant to subsection  2.2, 2.6,
         2.8 or 2.12(b) shall not be effective until received.

                           9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                           9.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                           9.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent; provided that the Borrower shall only reimburse the reasonable fees, disbursements and other charges of one counsel to the Administrative Agent and the Lenders in connection with any amendment, restructuring or work-out of the Loan Documents, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and
         (d) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of their properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

                           9.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                           (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to any bank, mutual or other investment fund or financial institution or affiliate thereof (a "Participant") participating interests in any Tranche I Term Loan, Tranche II Term Loan or Revolving Credit Loan owing to such Lender, any Term Loan I Commitment, Term Loan II Commitment or Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder or under the other Loan Documents in each case on a pro rata or non-pro rata basis. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the first proviso to subsection 9.1. The Borrower agrees that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 9.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.14, 2.15 and 2.16 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 2.15, such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                           (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any other Lender or any affiliate of any Lender or, with the consent of the Borrower and the Administrative Agent (which in each case shall not be unreasonably withheld), to another bank, mutual or other investment fund or financial institution or affiliate thereof (an "Assignee") all or any part of its rights and obligations under this Agreement (including any Tranche I Term Loan, Tranche II Term Loan or Revolving Credit Loan or any Term Loan I Commitment, Term Loan II Commitment or Revolving Credit Commitment, in each case on a pro rata or non-pro rata basis) and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit C, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment to an additional bank or financial institution, the sum of the aggregate principal amount of the Loans and the aggregate amount of unused Commitment being assigned and, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the assigning Lender's remaining Loans and the aggregate amount of unused Commitment are each not less than $10,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (ii) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (d) or (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment that occurs when any of the events described in Section 7(f) shall have shall have occurred and be continuing.

                           (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in subsection 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the registered owners of the obligations evidenced by the Notes and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or Note hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan hereunder (whether or not evidenced by a
         Note) or Note shall be effective only upon appropriate entries with respect thereto being made in the Register. Any assignment or transfer of all or part of any Loan evidenced by a Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Notes evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) and the old Note shall be returned to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender, by the Borrower and the
         Administrative Agent), together with payment by the assignor or assignee Lender, as agreed between them, to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

                           (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, any and all information in such Lender's possession concerning the Borrower and its Subsidiaries which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Subsidiaries prior to becoming a party to this Agreement.

                           (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan to any Federal Reserve Bank in accordance with applicable law. To facilitate such pledge or assignment, the Borrower hereby agrees that, upon request of any Lender at any time and from time to time after the Borrower has made its initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower's own expense, a Note evidencing the Loans owing to such Lender.

                           9.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, (whether voluntarily or involuntarily, by set-off, or otherwise) in a greater proportion than any such payment to any other Lender, if any, in respect of such other Lender's Loans then due and owing, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans then due and owing, as shall be necessary to cause such Benefitted Lender to share the excess payment ratably with each of the other Lenders, provided, however, that if all or any portion of such excess payment is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price returned, to the extent of such recovery, but without interest and, provided, further, that, notwithstanding the foregoing, if such Benefitted Lender shall receive such payment at a time when a Notice of Enforcement shall have been delivered to the Trustee and be in effect, such Benefitted Lender shall turn over to the Trustee an amount equal to such payment for deposit in the Collateral Account (as defined in the Trust Agreement) to be applied in the manner provided for in the Trust Agreement.

                           (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                           9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                           9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                           9.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                           9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CON-STRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                           9.12 Submission To Jurisdiction; Waivers. Each of the Borrower, the Administrative Agent and the Lenders hereby irrevo-ably and unconditionally:

                           (a) submits for itself and its  property in any legal
                  action or proceeding relating to this Agreement, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                           (b) consents that any such action or  proceeding  may
                  be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that service of process in any such action
                  or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth or referred to in subsection 9.2 or at such other address of which the other parties shall have been notified pursuant thereto; and

                           (d) agrees that nothing herein shall affect the right
                  to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                           9.13 Confidentiality. Each Lender agrees to keep confidential all nonpublic information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or (b) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to any prospective Transferee which shall have agreed to comply with the provisions of this subsection, (iii) to its employees, directors, agents, attorneys, accountants, affiliates and other professional advisors who have been made aware of the confidential nature of such information and have agreed to maintain the confidentiality thereof, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender and the authority to make such request or demand, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, provided that prior written notice of such disclosure is given to the Borrower (if legally permitted), (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) in connection with the exercise of any remedy hereunder or under any other Loan Document or any litigation involving any Loan Document. Each Lender acknowledges that the provisions of this subsection 9.13 are material to this Agreement and are specifically enforceable.

                           9.14 No-Recourse. No claim may be made under this Agreement or any other Loan Document against any of the direct or indirect partners of the Borrower for the payment of principal of, or interest on, the Loans, or any expenses or other amounts payable hereunder or under any other Loan Document, provided, however, that this subsection shall not (a) affect the validity or enforceability of the obligations of any Partner under the Capital Contribution Agreement or (b) operate as a waiver of any rights or claims against any Partner arising out of or resulting from such Partner's misrepresentations or fraud in or in respect of the Capital Contribution Agreement.

                           9.15 Release of Guarantees and Collateral. If the Borrower shall wish to effect the release of any Collateral or any Guarantee, it shall give notice thereof to the Administrative Agent. Upon receipt of such notice, the Administrative Agent shall request the Lenders to give notice to the Administrative Agent in writing of their approval or disapproval of the requested release. If Lenders whose Percentages aggregate at least 75% approve such request, the Administrative Agent shall give written notice of such approval to the Borrower, and such release may thereafter be effected without violation of this Agreement. For avoidance of doubt, no approval of the Requisite Lenders shall be necessary to effect the release of any Collateral which is the subject of any Asset Sale permitted by subsection 6.6.

                           9.16 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                               SPRINT SPECTRUM L.P.

                                               By:  Sprint Spectrum
                                                      Holding Company, L.P.,
                                                      its general partner


                                               By: __/s/  Robert E. Sleet, Jr.
                                               Title:  Treasurer


                                               THE CHASE MANHATTAN BANK, as
                                                 Administrative Agent and as a
                                                     Lender


                                               By:     /s/ Mary E. Cameron_____
                                               Title:  Vice President

BANKERS TRUST COMPANY


By:   /s/ Dana Klein
Title:  Vice President

BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AKTIENGESELLSCHAFT,
NEW YORK BRANCH


By:  /s/  David Rockwell
Title:  Senior Vice President

By:  /s/  Christian Walter
Title:  Assistant Vice President

BANQUE NATIONALE DE PARIS


By: /s/ Arnaud Collin du Bocage
Title:  Executive Vice President and
                General Manager

CREDIT LYONNAIS NEW YORK BRANCH


By:   /s/ Stephen C. Levi
Title:  Vice President

NATIONSBANK OF TEXAS, N.A.


By:  /s/ Doug Stuart
Title:  Senior Vice President

SOCIETE GENERALE


By: :  /s/ John Sadik-Khan
Title:  Vice President

THE BANK OF NEW YORK COMPANY, INC.


By:   /s/ Kalpana Raina
Title:  Authorized Signer

THE MITSUBISHI
TRUST AND BANKING CORPORATION


By:   /s/  Hachiro Hosada
Title:  Senior Vice President

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH


By:  /s/ Charles Columbus
Title:  Managing Director

By:  /s/ Michael F. McWalters
Title:  Managing Director

BANQUE PARIBAS NEW YORK


By:  /s/ Philippe Vuarchex
Title:  Vice President

By:  /s/ Everett M. Schenk
Title:  Managing Director

CHIAO TUNG BANK CO., LTD.,
NEW YORK AGENCY


By:     /s/ Samuel S.T. Liu
Title: Vice President and Deputy
               General Manager

CREDIT LOCAL DE FRANCE,
NEW YORK AGENCY


By:  /s/ Philippe Ducos
Title:  Deputy General Manager

FLEET NATIONAL BANK


By:  /s/ Jeffrey J. McLaughlin
Title:  Senior Vice President

KOREA FIRST BANK,
NEW YORK AGENCY


By:   /s/ Myung Ho Oh
Title:  Deputy General Manager

THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH


By:   /s/ Hiroyuki Iwami
Title:  Joint General Manager

THE FIRST NATIONAL BANK OF BOSTON


By:   /s/Shepard D. Rainie
Title:  Director

THE INDUSTRIAL BANK OF JAPAN, LIMITED


By:   /s/ Jeffrey Cole
Title:  Senior Vice President

THE LONG-TERM CREDIT BANK OF
JAPAN, LTD., CHICAGO BRANCH


By:   /s/ Armund J. Schoen, Jr.
Title:  Vice President and
                Deputy General Manager

THE SAKURA BANK, LIMITED


By:   /s/ Tamihiro Kawauchi
Title:  Senior Vice President and Head of
              Real Estate/Project Finance Dept.

THE SANWA BANK, LIMITED


By:   /s/ Laurance J. Bressler
Title:  Vice President and Area Manager

BANCA COMMERCIALE ITALIANA,
CHICAGO BRANCH


By:   /s/ Diana R. Lamb
Title:  Vice President

By:  /s/  Matthew V. Trujillo
Title:  Assistant Vice President

BANK OF TOKYO-MITSUBISHI
TRUST COMPANY


By:  /s/ John P. Judge
Title:  Vice President

EXPORT DEVELOPMENT CORPORATION


By:   /s/ Peter Foran
Title:   Vice President,
                 Information Technologies Team

By:   /s/ Rajesh Sharma
Title:  Financial Services Manager,
                Project Finance and Equity

THE FUJI BANK, LIMITED


By:   /s/ Hidehiko Ide
Title:  General Manager

SKANDINAVISKA ENSKILDA BANKEN CORPORATION


By:   /s/ Stefan Hegneil
Title:  Head of Commercial Banking

By:  /s/ Philip Montemurro
Title: Vice President

THE DAI-ICHI KANGYO BANK, LTD.,
CHICAGO BRANCH


By: /s/ Seilchiro Ino
Title:  Vice President

THE NIPPON CREDIT BANK, LTD.,
LOS ANGELES AGENCY


By:  /s/ Bernardo E. Correa-Henschke
Title:  Vice President and Senior Manager

THE ROYAL BANK OF SCOTLAND PLC


By:   /s/ Russell M. Gibson
Title:  Vice President and Deputy Manager

THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH


By:  /s/ Suraj P. Bhatia
Title:  Senior Vice President,
                Manager, Corporate Finance Department

CRESTAR BANK


By:   /s/Thomas C. Palmer
Title:  Vice President

VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


By:   /s/ Brian W. Good
Title:   Vice President

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY


By:  /s/ John E. Schlifske
Title:  Vice President

KZH HOLDING CORPORATION


By:   /s/ Robert Goodwyn
Title:  Authorized Agent

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE OF A
COMMINGLED TRUST FUND


By:   /s/David T. Ellis
Title: Vice President

CHL HIGH YIELD LOAN PORTFOLIO
(A UNIT OF THE CHASE MANHATTAN BANK)


By:   /s/ Andrew D. Gordon
Title:  Managing Director

PROTECTIVE LIFE INSURANCE COMPANY


By:   /s/ Mark K. Okada
Title:  Executive Vice President

ALLSTATE INSURANCE COMPANY


By:   /s/ Charles D. Mires
Title:  Authorized Signatory

By:  /s/ Stephen M. Laude
Title:  Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY


By:   /s/ Charles D. Mires
Title:  Authorized Signatory

By:  /s/ Stephen M. Laude
Title:  Authorized Signatory

ORIX USA CORPORATION



By:   /s/ Hiroyuki Miyauchi
Title:  Senior Vice President

CRESCENT/MACH I PARTNERS, L.P.

By:  TCW Asset Management Company, its
         investment manager


By:   /s/Mark L. Gold
Title:  Managing Director

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By:   /s/ R. Douglas Henderson
Title:  Authorized Signatory

                                                                      SCHEDULE I

                        COMMITMENTS; ADDRESSES OF LENDERS


Name and         Revolving     Term         Term
Address           Credit      Loan I       Loan II             Total
of Lender       Commitment   Commitment   Commitment        Commitments
[
                                                                             ]

                                   SCHEDULE II


                              THE BORROWER'S MTA'S

                      Birmingham
                      Boston-Providence
                      Buffalo-Rochester
                      Dallas-Fort Worth
                      Denver
                      Des Moines-Quad Cities
                      Detroit
                      Indianapolis
                      Kansas City
                      Little Rock
                      Louisville-Lexington-Evansville
                      Miami-Fort Lauderdale
                      Milwaukee
                      Minneapolis-St. Paul
                      Nashville
                      New Orleans-Baton Rouge
                      New York
                      Oklahoma City
                      Phoenix
                      Pittsburgh
                      Portland
                      St. Louis
                      Salt Lake City
                      San Antonio
                      San Francisco-Oakland-San Jose
                      Seattle
                      Spokane-Billings
                      Tulsa
                      Wichita

                                                                    SCHEDULE III


                              EXISTING INDEBTEDNESS

       10% Notes Payable - Zimmer Co., due 1006              $757,522.61

                                                                     SCHEDULE IV


                                 EXISTING LIENS

                                     -None-

                                                                      SCHEDULE V


                         EXISTING GUARANTEE OBLIGATIONS

                                     -None-

                                                                     EXHIBIT A-1


                                     FORM OF
                              REVOLVING CREDIT NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.



$                                                             New York, New York
                                                              October __, 1996


                  FOR VALUE RECEIVED, the undersigned, SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of The Chase Manhattan Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of DOLLARS ($ ) or, if less, the unpaid principal amount of the Revolving Credit Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.7 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.9 of the Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

                  This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions and entities from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  No claim may be made under this Note against any of the direct or indirect partners of the Borrower for the payment of principal of, or interest on, the Loans, or any other amounts payable under the Credit Agreement or this Note.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                               SPRINT SPECTRUM L.P.

                                               By:Sprint Spectrum
                                                    Holding Company, L.P.,
                                                    its general partner



                                               By:
                                               Title:

                                                                      Schedule A
                                                        to Revolving Credit Note
                                                        ------------------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

----- ------- ----------- ---------- ------------- --------------- -------------
                          Amount of    Amount of
                Amount    Principal    ABR Loans
      Amount   Converted   of ABR     Converted to   Unpaid Prin-
      of ABR      to        Loans      Eurodollar   cipal Balance   Notation
Date   Loans   ABR Loans   Repaid        Loans       of ABR Loans    Made By
----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

                                                                      Schedule B
                                                        to Revolving Credit Note
                                                        ------------------------

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



----- -------- --------- ---------- ---------- ----------- ----------- ---------
                          Interest  Amount of  Amount of    Unpaid
                 Amount   Period &  Principal  Eurodollar  Principal
       Amount  Converted Eurodollar    of      Loans Con-  Balance
      of Euro   to Euro-  Rate with Eurodollar verted to      of        Notation
       dollar    dollar    Respect    Loans      ABR       Eurodollar     Made
Date   Loans      Loans    Thereto    Repaid     Loans       Loans    Eurodollar
----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

                                                                    EXHIBIT A-2



                                     FORM OF
                                    TERM NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.



$                                                             New York, New York
                                                                October __, 1996


                  FOR VALUE RECEIVED, the undersigned, SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Lender") at the office of The Chase Manhattan Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of DOLLARS ($ ) or, if less, the unpaid principal amount of the Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.7 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.9 of the Credit Agreement.

                  The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Term Loan.

                  This Note (a) is one of the Notes referred to in the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions and entities from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                  Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  No claim may be made under this Note against any of the direct or indirect partners of the Borrower for the payment of principal of, or interest on, the Loans, or any other amounts payable under the Credit Agreement or this Note.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                               SPRINT SPECTRUM L.P.

                                               By:      Sprint Spectrum
                                                          Holding Company, L.P.,
                                                          its general partner



                                               By:
                                               Title:

                                                                      Schedule A
                                                                    to Term Note
                                                                    ------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


----- ------- ----------- ---------- ------------- --------------- -------------
                          Amount of    Amount of
                Amount    Principal    ABR Loans
      Amount   Converted   of ABR     Converted to   Unpaid Prin-
      of ABR      to        Loans      Eurodollar   cipal Balance   Notation
Date   Loans   ABR Loans   Repaid        Loans       of ABR Loans    Made By
----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

----- ------- ----------- ---------- ------------- --------------- -------------

                                                                      Schedule B
                                                                    to Term Note
                                                                    ------------

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



----- -------- --------- ---------- ---------- ----------- ----------- ---------
                          Interest  Amount of  Amount of     Unpaid
                 Amount   Period &  Principal  Eurodollar   Principal
       Amount  Converted Eurodollar    of      Loans Con-   Balance
      of Euro   to Euro-  Rate with Eurodollar verted to      of        Notation
       dollar   dollar    Respect    Loans        ABR       Eurodollar    Made
Date   Loans     Loans    Thereto    Repaid      Loans        Loans        By
----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

----- -------- --------- ---------- ---------- ----------- ---------- ----------

                                                                     EXHIBIT B-1


               FORM OF LEGAL OPINION OF SIMPSON THACHER & BARTLETT
                                                            October __, 1996



The Chase Manhattan Bank, as Administrative Agent under the Credit Agreement, as hereinafter defined (the "Agent")

         and

The Lenders listed on Schedule I hereto which are parties to the Credit Agreement on the date hereof

                  Re: Credit Agreement, dated as of October 2, 1996 (the "Credit Agreement"), among Sprint Spectrum L.P. (the "Borrower"), the entities from time to time parties thereto as lenders (the "Lenders") and the Agent

Ladies and Gentlemen:

                  We have acted as counsel to the Borrower in connection with the preparation, execution and delivery of the Credit Agreement. Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to subsection 4.1(j)(i) of the Credit Agreement.

                  In connection with this opinion, we have examined:

                  (A)      the Credit Agreement; and

                  (B) the form of the Notes which may be delivered pursuant to the Credit Agreement after the date hereof.

We also have examined the originals, or certified, conformed or reproduction copies, of such records, agreements, instruments and other documents and have made such other investigations as we have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, we have relied upon certificates as to matters of fact of public officials and of officers and representatives of the Loan Parties. In addition, we have examined, and have relied as to matters of fact upon the representations made in the Loan Documents.

                  In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  As to all matters covered by the opinion letter delivered to you on the date hereof by Charles R. Wunsch, Associate General Counsel of the Borrower, we have assumed the accuracy of the legal opinions expressed therein to the extent relating to the law of the State of Missouri and the State of Delaware.

                  Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

                  (1) The Credit Agreement constitutes, and each Note, when executed and delivered by the Borrower in accordance with the Credit Agreement, will constitute, a valid and legally binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                  (2) The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935.

                  (3) No consent, order or authorization of, filing with, notice to or approval or other act by or in respect of, any United States or State of New York Governmental Authority is required to be obtained or made by the Borrower in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any Notes other than those filings required in connection with the perfection of the Liens created by the Security Documents.

                  (4) The execution, delivery and performance of the Credit Agreement and any Notes, the borrowings under the Credit Agreement and the use of the proceeds thereof will not violate any law, rule or regulation of any United States or State of New York Governmental Authority applicable to the Borrower or any of its Subsidiaries.

                  Our opinion in paragraph (1) above is subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  We express no opinion with respect to:

                  (A) any matters subject to the Communications Act of 1934, as amended;

                  (B) the effect of any provision of the Credit Agreement insofar as it provides that any Person purchasing a participation from a Lender may exercise set-off or similar rights with respect to such participation or that any Lenders may exercise set-off or similar rights other than in accordance with applicable law;

                  (C) the effect of any provision of the Credit Agreement relating to indemnification or exculpation that is inconsistent with public policy; and

                  (D) the effect of the compliance or noncompliance with any federal or state laws or regulations applicable to any of the Lenders or their affiliates because of their legal or regulatory status or the nature of their businesses.

                  In addition, we express no opinion as to the enforceability of any provision of the Credit Agreement whereby the Borrower purports to submit to the subject matter jurisdiction of the United States District Court for the Southern District of New York. We note the limitations of 28 U.S.C. ss. 1332 on federal court jurisdiction where diversity of citizenship is lacking, and we also note that such submission cannot supersede that court's discretion in determining whether to transfer an action from one federal court to another under 28 U.S.C. ss. 1404(a).

                  We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States.

                  This opinion letter is rendered to you in connection with the above-described transactions. It may not be relied upon by you for any other purpose, or relied upon by any other Person without our prior written consent.

                                               Very truly yours,



                                               SIMPSON THACHER & BARTLETT

                                                                      SCHEDULE I


                                     LENDERS


                                [To be provided]

                                                                     EXHIBIT B-2


                FORM OF LEGAL OPINION OF CHARLES R. WUNSCH, ESQ.

                                                          October __, 1996



The Chase Manhattan Bank, as Administrative Agent under the Credit Agreement (the "Agent")

         and

The Lenders listed on Schedule I to this opinion letter which are parties to the Credit Agreement on the date of this opinion letter

                  Re: Credit Agreement, dated as of October 2, 1996 (the "Credit Agreement"), between Sprint Spectrum L.P. (the "Borrower"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agent

Ladies and Gentlemen:

                  I am the Associate General Counsel of the Borrower and have acted in such capacity in connection with the preparation, execution and delivery of the Credit Agreement. Unless otherwise indicated, capitalized terms used but not defined in this opinion letter shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to subsection 4.1(j)(ii) of the Credit Agreement.

                  In connection with this opinion letter, I have examined or had attorneys on my staff examine:

                  (A)      the Credit Agreement; and

                  (B) the form of the Notes which may be delivered pursuant to the Credit Agreement after the date of this opinion letter.

I or attorneys on my staff also have examined the originals, or certified, conformed or reproduction copies, of such records, agreements, instruments and other documents and have made such other investigations as I have deemed relevant and necessary in connection with the opinions expressed in this opinion letter. As to questions of fact material to this opinion, I have relied upon certificates as to matters of fact of public officials and of officers and representatives of the Borrower. In addition, I have examined, and have relied as to matters of fact upon the representations made in the Loan Documents.

                  In rendering the opinions set forth below, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth in this opinion letter, I am of the opinion that:

                  (1) Each of the Borrower and its Restricted Subsidiaries (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of the State of Delaware, (b) has the partnership power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified to do business and in good standing in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                  (2) The Borrower has the power and authority to make, execute, deliver and perform the Credit Agreement and any Notes and to borrow under the Credit Agreement and has taken all necessary partnership action to authorize the borrowings on the terms and conditions of the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement and any Notes. The Credit Agreement has been duly executed and delivered on behalf of the Borrower.

                  (3) No consent, order or authorization of, filing with, notice to or approval or other act by or in respect of, any United States or State of Missouri Governmental Authority is required to be obtained or made by the Borrower in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any Notes other than those filings required in connection with the perfection of the Liens created by the Security Documents.

                  (4) The execution, delivery and performance of the Credit Agreement and any Notes, the borrowings under the Credit Agreement and the use of the proceeds thereof will not violate the partnership agreement of Holding or the Borrower or any of its Subsidiaries or any law, rule or regulation of any United States or State of Missouri Governmental Authority applicable to the Borrower or any of its Subsidiaries, or, to my knowledge, any Contractual Obligation of, or any determination, judgment, writ, injunction, decree or order of any arbitrator or court or other United States or State of Missouri Governmental Authority applicable to, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Partnership Agreement, law, rule or regulation or, to my knowledge, any such Contractual Obligation or any determination, judgment, writ, injunction, decree or order or Contractual Obligation, other than the Liens created by the Security Documents.

                  (5) To my knowledge, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or
         (b) which  could  reasonably  be  expected  to have a Material  Adverse
         Effect.

                  (6) To my knowledge, the following constitute all the Subsidiaries of the Borrower as of the date of this opinion letter: (a) WirelessCo, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (b) Sprint Spectrum Equipment Company, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo), (c) Sprint Spectrum Realty Company, L.P. (the sole general partner of which is the Borrower and the sole limited partner of which is MinorCo) and (d) Sprint Spectrum Finance Corporation, a Delaware corporation and a wholly owned Subsidiary of the Borrower.

                  I express no opinion with respect to any matters subject to the Communications Act of 1934, as amended.

                  I am a member of the Bar of the State of Missouri, and I do not express any opinion herein concerning any law other than the law of the State of Missouri, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act.

                  This opinion letter is rendered to you in connection with the above described transactions. It may not be relied upon by you for any other purpose, or relied upon by any other Person without my prior written consent.

                                               Very truly yours,



                                               Charles R. Wunsch

                                                                     EXHIBIT B-3


                FORM OF LEGAL OPINION OF MORRISON & FOERSTER LLP

                                                        October __, 1996



The Chase Manhattan Bank, as Administrative
         Agent    under the Credit Agreement, as
         hereinafter defined (the "Agent")

         and

The Lenders listed on Schedule I hereto which are parties to the Credit Agreement on the date hereof

                       Re: Credit Agreement, dated as of October 2, 1996
                           (the "Credit Agreement"), among Sprint Spectrum L.P. (the "Borrower"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agent

Ladies and Gentlemen:

                  We have been requested to provide you with this opinion pursuant to subsection 4.1(j)(iii) of the Credit Agreement. This opinion addresses certain licenses listed in Schedule II that are held by WirelessCo, L.P. ("WirelessCo"), a subsidiary of the Borrower. Except as otherwise provided herein, capitalized terms used in this opinion shall be defined as set forth in the Credit Agreement.

                  This Firm has been engaged as special Federal Communications Commission ("FCC") counsel to the Borrower in connection with the Credit Agreement. WirelessCo has been authorized by the FCC to provide Personal Communications Services ("PCS"). As special FCC counsel, this opinion is limited to those matters within the jurisdiction of the FCC pertaining to PCS. As to questions of law, the following opinions are based upon only the Communications Act of 1934, as amended by the Telecommunications Act of 1996 ("Communications Act"), and the rules, regulations and published opinions of the FCC relating thereto. We offer no opinion as to any other federal law or the laws, rules or regulations of any state or local government or regulatory authority.

                  In connection with this opinion, we have examined, and relied upon, the FCC licensing records and copies of documents filed by WirelessCo with the FCC and have compared these records to the licenses listed in Schedule II (the "Licenses"). We also have obtained, and relied upon as to matters of fact, without independent investigation, such certifications from officers of the Borrower (the "Officers' Certificates") as we have deemed necessary for purposes of this opinion. We have also examined FCC orders and other records of the FCC's Wireless Telecommunications Bureau (the "FCC Files") and have made telephone inquiries to FCC staff in the FCC's Wireless Telecommunications Bureau with respect to the opinions stated in paragraphs (iii), (iv), (v), and (vi) herein. We have also examined the Credit Agreement and the form of Notes which may be delivered pursuant to the Credit Agreement after the date hereof and have examined such other documents and records and made such other investigations as we have deemed relevant and necessary in connection with this opinion.

                  As to matters of fact, we have relied upon and assumed the accuracy and completeness of the FCC Files, the documents filed by WirelessCo with the FCC, and the Officers' Certificate(s). In rendering this opinion, we have not independently investigated, established or verified the factual basis of any opinion set forth herein, and, unless otherwise indicated herein, have relied for such matters solely upon the FCC Files, the documents filed by WirelessCo with the FCC and the Officers' Certificate(s).

                  We have assumed: (i) the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us as certified, conformed or photostatic copies for our examination; (ii) that the signatures on all documents examined by us are genuine; (iii) that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so; and (iv) that all public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are true, correct and complete.

                  As to all matters covered by the opinion letter delivered to you on the date hereof by Charles R. Wunsch, Associate General Counsel of the Borrower, we have relied upon such opinion letter and assumed the accuracy of the legal opinions expressed therein.

                  Based upon our examination of the foregoing documents, records and disclosures and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

                  (i) The execution and delivery of the Loan Documents and the consummation by the Loan Parties of all of the transactions contemplated thereby and the performance thereunder will not result in a violation of the Communications Act or any order, rule or regulation of the FCC.

                  (ii) No consent, approval, authorization, order, registration, filing or qualification of or with, or any other act by, any court or governmental agency or body is required under the Communications Act or the rules, regulations and published policies of the FCC for the valid execution, delivery and consummation of and performance under the Loan Documents or the consummation by the Loan Parties of the transactions contemplated thereby.

                  (iii) WirelessCo holds and has the right to use all of the Licenses, without any conflict known to us with the rights of others, except as such conflict, taken in the aggregate, would not have a Material Adverse Effect. Such Licenses are in full force and effect and we are not aware of any other licenses or other approvals or authorizations required by the Borrower or any Restricted Subsidiary to conduct its business as now operated or as contemplated to be operated by it.

                  (iv) To the best of our knowledge, there is no material respect in which the operation of the Borrower and the Restricted Subsidiaries' businesses is not in accordance with the Licenses, the Communications Act and all orders, rules, regulations and published policies of the FCC.

                  (v) To the best of our knowledge, there are no material proceedings threatened, pending or contemplated before the FCC against or involving the properties, businesses or Licenses of the Borrower or any Restricted Subsidiary.

                  (vi) To the best of our knowledge, no event has occurred as of the date hereof that permits, or with notice or lapse of time or both would permit, the suspension, revocation or termination of any of the Licenses or that might result in any other material impairment of the rights of the Borrower or the Restricted Subsidiaries therein.

                  Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on the best of our knowledge or words to such effect it is intended to signify that, in the course of our representation of the Borrower in connection with Communications Act and FCC regulatory matters, none of Cheryl A. Tritt, Joan E. Neal, Joyce H. Jones, Diane
S. Killory, Charles H. Kennedy, Susan H. Crandall, James A. Casey and Stephen J. Kim (the only attorneys of this Firm with substantive involvement in representing the Borrower in Communications Act and FCC regulatory matters) acquired actual knowledge of the existence or absence of any such facts. Except to the extent expressly stated herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Borrower.

                  The opinion expressed herein is rendered as of the date of this letter and is specific to the transactions and the documents referred to herein. This opinion may not be relied upon for any other purpose or by any other person or entity without our prior written consent. This opinion is furnished solely for your benefit, and may not be relied upon by any other person without our prior written consent.

                                               Very truly yours,



                                               Morrison & Foerster LLP

                                                                      SCHEDULE I

                                     LENDERS

The Chase Manhattan Bank
Bankers Trust Company
Bayerische Hypotheken-und Wechsel-Bank Aktiengesellschaft, New York Branch Banque Nationale de Paris
Credit Lyonnais New York Branch
NationsBank of Texas, N.A.
Societe Generale
The Bank of New York Company,  Inc.
The Mitsubishi Trust and Banking Corporation
Westdeutsche  Landesbank  Girozentrale,  New York Branch
Banque Paribas New York
Chiao Tung Bank Co.,  Ltd.,  New York Agency
Credit  Local de France,  New York Agency
Fleet National Bank
Korea First Bank, New York Agency
The Sumitomo Bank, Limited,  Chicago Branch
The First National Bank of Boston
The Industrial  Bank of Japan,  Limited
The  Long-Term  Credit  Bank of Japan,  Ltd.,  Chicago  Branch
The Sakura  Bank, Limited
The Sanwa Bank, Limited
Banca Commerciale Italiana,  Chicago Branch
Bank of Tokyo-Mitsubishi Trust Company
Export Development  Corporation
The Fuji Bank, Limited
Skandinaviska  Enskilda  Banken  Corporation
The Dai-ichi Kangyo Bank, Ltd.,  Chicago Branch
The Nippon Credit Bank, Ltd., Los Angeles Agency
The Royal Bank of Scotland plc
The Sumitomo  Trust & Banking  Co.,  Ltd.,  New York Branch
Crestar  Bank
Van  Kampen   American   Capital  Prime  Rate  Income  Trust
The Northwestern Mutual Life Insurance Company
KZH Holding Corporation
Morgan Guaranty Trust Company of New York, as Trustee of a Commingled Trust Fund CHL High Yield Loan Portfolio, (a unit of The Chase Manhattan Bank)
Protective Life  Insurance   Company
Allstate   Insurance  Company
Orix  USA  Corporation
Crescent/Mach I Partners, L.P.

                                                                     SCHEDULE II


                     PCS LICENSES HELD BY WIRELESSCO, L.P.1/


Location                    Call Sign                      Market No.

New York                       KNLF204                       M001 B
San Francisco-Oakland-         KNLF208                       M004 A
  San Jose
Detroit                        KNLF211                       M005 B
Dallas-Fort Worth              KNKF215                       M007 B
Boston-Providence              KNLF217                       M008 B
Minneapolis-St. Paul           KNLF223                       M012 A
Miami-Fort Lauderdale          KNLF229                       M015 A
New Orleans-Baton Rouge        KNLF233                       M017 A
St. Louis                      KNLF238                       M019 B
Milwaukee                      KNLF239                       M020 A
Pittsburgh                     KNLF241                       M021 A
Denver                         KNLF243                       M022 A
Seattle                        KNLF248                       M024 B
Louisville-Lexington-          KNLF252                       M026 B
  Evansville
Phoenix                        KNLF254                       M027 B
Birmingham                     KNLF257                       M029 A
Portland                       KNLF260                       M030 B
Indianapolis                   KNLF261                       M031 A
Des Moines-Quad Cities         KNLF264                       M032 B
San Antonio                    KNLF265                       M033 A
Kansas City                    KNLF267                       M034 A
Buffalo-Rochester              KNLF269                       M035 A
Salt Lake City                 KNLF272                       M036 B
Little Rock                    KNLF280                       M040 B
Oklahoma City                  KNLF282                       M041 B
Spokane-Billings               KNLF284                       M042 B
Nashville                      KNLF285                       M043 A
Wichita                        KNLF292                       M046 B
Tulsa                          KNLF296                       M048 B


1/ WirelessCo, L.P. PCS licenses were granted by the FCC June 23, 1995 and will expire June 23, 2005.

                                                           SCHEDULE I


                                     LENDERS
[To be provided]

                                                                       EXHIBIT C


                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sprint Spectrum L.P., a Delaware limited partnership (the "Borrower"), the Lenders named therein and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest").

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Interest and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any Loans, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 3.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.15(b) of the Credit Agreement.

                  4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                  5.  Upon such  acceptance  and  recording,  from and after the
Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

[Principal Amount of Revolving Credit Loans Assigned:  $                       ]
                                                         ----------------------
Revolving Credit Commitment Percentage Assigned**:        .                   %]

[Principal Amount of Trance [I][II] Term Loans Assigned:  $                    ]

[Term Loan [I] [II] Commitment Percentage Assigned*:      .                   %]

[NAME OF ASSIGNEE]                           [NAME OF ASSIGNOR]



By:                                           By:
Title:                                        Title:


Accepted:                                     Consented To:

THE CHASE MANHATTAN BANK, as                  SPRINT SPECTRUM L.P.
  Administrative Agent



By:                                           By:
Title:                                        Title:



** Calculate Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate Revolving Credit or Term Loan Commitments, as applicable, of all the Lenders.

                                                                 [CONFOMED COPY]








                              SPRINT SPECTRUM L.P.





                                 $2,000,000,000

                                CREDIT AGREEMENT


                           Dated as of October 2, 1996





                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                                TABLE OF CONTENTS


                                                                            Page

SECTION 1.  DEFINITIONS......................................................  1

    1.1       Defined Terms..................................................  1
    1.2       Other Definitional Provisions.................................. 26

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS AND LOANS........................ 27

    2.1       Commitments.................................................... 27
    2.2       Borrowing Procedures........................................... 27
    2.3       Commitment Fee; Other Fees..................................... 28
    2.4       Repayment of Loans; Evidence of Debt........................... 29
    2.5       Optional Prepayments........................................... 30
    2.6       Optional Termination or Reduction of Commitments............... 30
    2.7       Automatic Commitment Reductions; Repayment of Term Loans;
               Mandatory Prepayments......................................... 31
    2.8       Conversion and Continuation Options............................ 32
    2.9       Interest Rates and Payment Dates............................... 33
    2.10      Computation of Interest and Fees............................... 33
    2.11      Inability to Determine Interest Rate........................... 34
    2.12      Pro Rata Treatment and Payments................................ 35
    2.13      Illegality..................................................... 35
    2.14      Requirements of Law............................................ 36
    2.15      Taxes.......................................................... 37
    2.16      Indemnity...................................................... 40
    2.17      Change of Lending Office; Mandatory Assignment or Prepayment... 41
    2.18      Treatment of Certain Prepayments............................... 42

SECTION 3.  REPRESENTATIONS AND WARRANTIES................................... 43

    3.1       Financial Condition............................................ 43
    3.2       No Change...................................................... 43
    3.3       Existence; Compliance with Law................................. 43
    3.4       Power; Authorization; Enforceable Obligations.................. 44
    3.5       No Legal Bar................................................... 44
    3.6       No Material Litigation......................................... 44
    3.7       No Default..................................................... 44
    3.8       Ownership of Property; Liens................................... 44
    3.9       Intellectual Property.......................................... 45
    3.10      Taxes.......................................................... 45
    3.11      Federal Regulations............................................ 45
    3.12      ERISA.......................................................... 45
    3.13      Investment Company Act......................................... 46
    3.14      Subsidiaries; Parents.......................................... 46
    3.15      Absence of Material Obligations................................ 47
    3.16      Environmental Matters.......................................... 47
    3.17      Licenses....................................................... 48
    3.18      Use of Proceeds................................................ 48

SECTION 4.  CONDITIONS PRECEDENT............................................. 50

    4.1       Conditions to Initial Loans.................................... 50
    4.2       Conditions to Each Loan........................................ 53

SECTION 5.  AFFIRMATIVE COVENANTS............................................ 53

    5.1       Financial Statements........................................... 53
    5.2       Certificates; Other Information................................ 54
    5.3       Payment of Obligations......................................... 55
    5.4       Conduct of Business; Maintenance of Existence;
                     Compliance with Laws.................................... 56
    5.5       Maintenance of Property; Insurance............................. 56
    5.6       Inspection of Property; Books and Records; Discussions......... 56
    5.7       Notices........................................................ 56
    5.8       Environmental Laws............................................. 57
    5.9       After-Acquired Assets.......................................... 57
    5.10      Interest Rate Protection....................................... 59
    5.11      Fiscal Year.................................................... 59
    5.12      Use of Proceeds................................................ 59
    5.13      Insurance...................................................... 59

SECTION 6.  NEGATIVE COVENANTS............................................... 60

    6.1       Financial Condition Covenants.................................. 60
    6.2       Limitation on Indebtedness..................................... 63
    6.3       Limitation on Liens............................................ 64
    6.4       Limitation on Guarantee Obligations............................ 67
    6.5       Limitation on Fundamental Changes.............................. 67
    6.6       Limitation on Sale of Assets................................... 68
    6.7       Limitation on Restricted Payments.............................. 71
    6.8       Limitation on Investments, Loans and Advances.................. 72
    6.9       Limitation on Transactions with Affiliates..................... 73
    6.10      Limitation on Lines of Business; Liabilities of Subsidiaries... 73
    6.11      Limitation on Prepayments of Certain Indebtedness.............. 74
    6.12      Limitation on Certain Amendments............................... 74
    6.13      Limitation on Designation of Secured Obligations............... 74
    6.14      Hedging Arrangements........................................... 75

SECTION 7.  EVENTS OF DEFAULT................................................ 75

SECTION 8.  THE ADMINISTRATIVE AGENT......................................... 79

    8.1       Appointment.................................................... 79
    8.2       Delegation of Duties........................................... 80
    8.3       Exculpatory Provisions......................................... 80
    8.4       Reliance by the Administrative Agent........................... 80
    8.5       Notice of Default.............................................. 81
    8.6       Non-Reliance on Administrative Agent and Other Lenders......... 81
    8.7       Indemnification................................................ 81
    8.8       Administrative Agent in Its Individual Capacity................ 82
    8.9       Successor Administrative Agent................................. 82

SECTION 9.  MISCELLANEOUS.................................................... 82

    9.1       Amendments and Waivers......................................... 82
    9.2       Notices........................................................ 83
    9.3       No Waiver; Cumulative Remedies................................. 84
    9.4       Survival of Representations and Warranties..................... 84
    9.5       Payment of Expenses and Taxes.................................. 85
    9.6       Successors and Assigns; Participations and Assignments......... 85
    9.7       Adjustments; Set-off........................................... 88
    9.8       Counterparts................................................... 89
    9.9       Severability................................................... 89
    9.10      Integration.................................................... 89
    9.11      GOVERNING LAW.................................................. 89
    9.12      Submission To Jurisdiction; Waivers............................ 89
    9.13      Confidentiality................................................ 90
    9.14      No-Recourse.................................................... 90
    9.15      Release of Guarantees and Collateral........................... 90
    9.16      WAIVER OF JURY TRIAL........................................... 91

SCHEDULES:

Schedule I            Commitments; Addresses of Lenders
Schedule II           The Borrower's MTA's
Schedule III          Existing Indebtedness
Schedule IV           Existing Liens
Schedule V            Existing Guarantee Obligations



EXHIBITS:

Exhibit A-1           Form of Revolving Credit Note
Exhibit A-2           Form of Term Note
Exhibit B-1           Form of Legal Opinion of Simpson Thacher & Bartlett
Exhibit B-2           Form of Legal Opinion of Charles R. Wunsch, Esq.
Exhibit B-3           Form of Legal Opinion of Morrison & Foerster LLP
Exhibit C             Form of Assignment and Acceptance